UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2013

Item 1.  Report to Stockholders.

[Calvert International Equity Fund Semi-Annual Report to Shareholders]

and

[Calvert Capital Accumulation Fund Semi-Annual Report to Shareholders]

and

[Calvert International Opportunities Fund Semi-Annual Report to Shareholders]

and

[Calvert Emerging Markets Equity Fund Semi-Annual Report to Shareholders]

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com. If you already have an online account at Calvert, click on My Account, and select the documents you would like to receive via e-mail.

If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices. Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

In a reversal of a multi-year trend, value stocks significantly outperformed growth stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 4

CALVERT
INTERNATIONAL
EQUITY FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	10.94%	9.56%
Class B	10.30%	8.22%
Class C	10.50%	8.56%
Class I	11.36%	10.37%
Class Y	11.14%	9.99%

MSCI EAFE Investable
Market Index (IMI)	12.52%	12.01%

Lipper International
Multi-Cap Growth
Funds Average	9.61%	8.78%

CALVERT
INTERNATIONAL
EQUITY FUND
MARCH 31, 2013

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	22.8%
Consumer Staples	6.0%
Energy	3.7%
Financials	22.8%
Health Care	10.0%
Industrials	11.6%
Information Technology	8.6%
Limited Partnership Interest	0.7%
Materials	6.9%
Short-Term Investments	1.9%
Telecommunication Services	3.4%
Utilities	0.9%
Venture Capital	0.7%
Total	100%

TEN LARGEST	% OF
STOCK HOLDINGS	NET ASSETS
Toyota Motor Corp.	2.3%
Novartis AG	2.1%
Roche Holding AG	2.1%
Air Liquide SA	1.8%
adidas AG	1.7%
AIA Group Ltd.	1.6%
Reckitt Benckiser Group plc	1.4%
Check Point Software
Technologies Ltd.	1.4%
Novo Nordisk A/S	1.3%
Nielsen Holdings NV	1.3%
Total	17.0%

Discretionary were the top-performing sectors, while the Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However, political dysfunction quickly returned to the

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

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forefront as U.S. policymakers were unable to reach a deal to avoid sequestration, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.” Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits and housing starts, which all increased through the first half of the fiscal year. At the same time, the inventory of homes for sale continued to tighten, helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The

CALVERT
INTERNATIONAL
EQUITY FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	4.37%
Five year	-5.48%
Ten year	5.14%

CLASS B SHARES	(with max. load)
One year	3.22%
Five year	-5.87%
Ten year	4.48%

CLASS C SHARES	(with max. load)
One year	7.56%
Five year	-5.40%
Ten year	4.74%

CLASS I SHARES
One year	10.37%
Five year	-3.84%
Ten year	6.44%

CLASS Y SHARES*
One year	9.99%
Five year	-4.19%
Ten year	5.85%

* Calvert International Equity Fund first offered Class Y Shares on October 31, 2008.

Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 6

GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A shares and reflect the deduction of the maximum front-end sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.86%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

marginal advance in the fourth quarter was attributed to a significant decline in government spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earnings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confidence reached its highest level in five years while consumer spending also improved, giving us confidence that U.S. equity markets can continue to perform well in the long run.

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and manufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

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Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past several months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

www.calvert.com CALVERT INTERNATIONAL EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,109.42	$9.40
Hypothetical	$1,000.00	$1,016.02	$8.99
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,103.02	$15.57
Hypothetical	$1,000.00	$1,010.12	$14.88
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,105.04	$14.00
Hypothetical	$1,000.00	$1,011.63	$13.38
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,113.58	$5.58
Hypothetical	$1,000.00	$1,019.65	$5.34
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,111.43	$7.32
Hypothetical	$1,000.00	$1,018.00	$6.99
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.79%, 2.97%, 2.67%, 1.06%, and 1.39% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 93.9%	SHARES	VALUE
Argentina - 0.5%
MercadoLibre, Inc.	17,100	$1,651,176

Australia - 1.5%
Amcor Ltd. (ADR)	2,834	109,506
Aurizon Holdings Ltd.	416,647	1,750,532
Macquarie Group Ltd.	65,029	2,518,620
Sims Metal Management Ltd. (ADR)	32,355	338,433
		4,717,091

Austria - 0.0%
Erste Group Bank AG (ADR)*	4,668	65,305
Telekom Austria AG (ADR)	239	3,148
Verbund AG (ADR)	449	1,930
		70,383

Belgium - 0.5%
Ageas (ADR)	179	6,068
Delhaize Group SA (ADR)	2,104	114,857
Umicore SA	27,900	1,312,857
		1,433,782

Brazil - 1.8%
Itau Unibanco Holding SA (ADR)	196,600	3,499,480
Natura Cosmeticos SA	87,103	2,133,135
		5,632,615

Canada - 4.8%
Canadian National Railway Co.:
New York Exchange	15,075	1,512,023
Toronto Exchange	39,188	3,938,279
Cenovus Energy, Inc.	98,000	3,034,677
EnCana Corp. New York Exchange	26,303	511,856
Lululemon Athletica, Inc.*	31,223	1,946,754
Potash Corporation of Saskatchewan, Inc.	66,544	2,611,852
Suncor Energy, Inc.:
New York Exchange	5,770	173,158
Toronto Exchange	45,800	1,372,264
		15,100,863

China - 1.2%
China Merchants Bank Co. Ltd	323,492	685,102
China Merchants Holdings International Co. Ltd.	884,000	2,903,905
		3,589,007

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Denmark - 1.4%
Danske Bank A/S (ADR)*	14,080	$126,438
H Lundbeck A/S (ADR)	3,101	57,151
Novo Nordisk A/S, Series B	25,499	4,150,643
Novozymes A/S (ADR)	1,642	55,746
		4,389,978

Finland - 0.1%
Metso Oyj (ADR)*	371	15,685
Nokia Oyj (ADR)	7,099	23,285
Sampo Oyj (ADR)	6,114	117,756
		156,726

France - 8.3%
Air France-KLM (ADR)*	2,283	21,803
Air Liquide SA	45,595	5,549,227
Air Liquide SA (ADR)	7,531	183,832
AXA SA (ADR)	16,254	280,381
BNP Paribas SA	39,497	2,030,752
BNP Paribas SA (ADR)	7,008	181,437
Cap Gemini SA (ADR)	181	4,114
Carrefour SA (ADR)	24,185	131,083
Cie Generale des Etablissements Michelin	29,279	2,453,214
Cie Generale d’Optique Essilor International SA (ADR)	1,240	69,130
Credit Agricole SA (ADR)*	29,751	120,789
Danone SA (ADR)	24,149	338,811
Dassault Systemes SA	17,521	2,028,933
L’Oreal SA (ADR)	3,604	114,066
Publicis Groupe	61,000	4,097,445
Sanofi SA	29,686	3,021,754
Sanofi SA (ADR)	9,910	506,203
Schneider Electric SA	31,944	2,338,098
Schneider Electric SA (ADR)	10,079	147,658
SCOR SE	63,490	1,826,215
Suez Environnement Co. (ADR)	1,564	9,947
Valeo SA (ADR)	4,907	133,225
Veolia Environnement SA (ADR)	19,554	248,336
		25,836,453

Germany - 8.0%
adidas AG	51,869	5,391,004
Aixtron SE (ADR)	21,051	308,608
Allianz SE	14,299	1,945,383
Allianz SE (ADR)	62,582	851,115
Brenntag AG	11,594	1,813,340
Celesio AG (ADR)	838	3,092
Commerzbank AG (ADR)*	891	1,345
Continental AG	14,907	1,785,381
Continental AG (ADR)	49	5,855
Deutsche Bank AG	60,204	2,351,320
Deutsche Post AG (ADR)	6,696	155,414
K+S AG (ADR)	1,500	35,160
Kabel Deutschland Holding AG	20,753	1,918,189
Merck KGaA (ADR)	303	15,280

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - Cont’d
ProSiebenSat.1 Media AG, Preferred	38,500	$1,376,843
SAP AG	40,004	3,210,569
SAP AG (ADR)	15,976	1,286,707
Volkswagen AG, Preferred	11,445	2,277,960
Volkswagen AG (ADR), Preferred	8,356	333,989
		25,066,554

Greece - 0.0%
National Bank of Greece SA (ADR)*	45,085	40,288

Hong Kong - 3.6%
AIA Group Ltd.	1,137,704	4,968,428
Bank of East Asia Ltd. (ADR)	3,342	13,335
Esprit Holdings Ltd. (ADR)	55,409	133,536
Hang Lung Properties Ltd. (ADR)	47,492	892,850
Hang Seng Bank Ltd. (ADR)	985	15,888
Hong Kong Exchanges and Clearing Ltd.	213,897	3,645,478
Hong Kong Exchanges and Clearing Ltd. (ADR)	3,017	51,742
Hong Kong Television Network Ltd. (ADR)	52,133	334,173
Johnson Electric Holdings Ltd. (ADR)	953	7,081
Li & Fung Ltd. (ADR)	19,693	53,565
PCCW Ltd. (ADR)	2,187	10,257
SJM Holdings Ltd.	451,000	1,127,115
		11,253,448

Indonesia - 0.5%
Bank Mandiri Persero Tbk PT	1,550,000	1,595,061

Ireland - 2.0%
Accenture plc	39,600	3,008,412
Covidien plc	13,000	881,920
Experian plc (ADR)	10,020	173,647
Kerry Group plc	35,272	2,105,434
		6,169,413

Israel - 1.4%
Check Point Software Technologies Ltd.*	93,387	4,388,255

Italy - 1.0%
Intesa Sanpaolo SpA (ADR)	9,743	86,226
Mediobanca SpA	250,435	1,276,686
Prysmian SpA	87,253	1,798,266
		3,161,178

Japan - 14.3%
Advantest Corp. (ADR)	4,077	57,323
Aeon Co. Ltd. (ADR)	2,943	38,053
Asahi Glass Co. Ltd. (ADR)	21,912	151,412
Astellas Pharma, Inc	35,700	1,921,315
Canon, Inc. (ADR)	27,118	994,959
Dai Nippon Printing Co. Ltd. (ADR)	19,821	187,507
Daiwa House Industry Co. Ltd. (ADR)	410	79,979
Denso Corp. (ADR)	5,492	116,650

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Japan - Cont’d
Eisai Co. Ltd. (ADR)	222	$9,957
FANUC Corp	10,913	1,681,870
Fujitsu Ltd. (ADR)	10,001	207,621
Honda Motor Co. Ltd. (ADR)	32,741	1,252,670
Japan Exchange Group, Inc.	4,560	413,708
KDDI Corp.	59,620	2,454,046
Komeri Co. Ltd.	38,300	1,131,239
Konami Corp. (ADR)	2,154	42,929
Kubota Corp	46,871	667,022
Kubota Corp. (ADR)	6,210	448,176
Lawson, Inc	20,300	1,565,358
Mitsubishi Estate Co. Ltd.	79,000	2,181,280
Mitsui Fudosan Co. Ltd	70,256	1,971,980
Mizuho Financial Group, Inc. (ADR)	170,806	729,342
MS&AD Insurance Group Holdings (ADR)	31,352	345,499
Nabtesco Corp.	28,100	578,318
Nikon Corp.	69,200	1,642,046
Nippon Yusen KK (ADR)	80,192	406,573
Nissan Motor Co. Ltd.	162,000	1,559,349
Nissan Motor Co. Ltd. (ADR)	46,315	889,248
Nitto Denko Corp.	20,700	1,226,324
Nitto Denko Corp. (ADR)	14,235	427,192
Nomura Holdings, Inc. (ADR)	144,106	889,134
NSK Ltd. (ADR)	1,431	21,651
ORIX Corp	156,300	1,979,933
ORIX Corp. (ADR)	6,868	436,667
Panasonic Corp. (ADR)	69,539	509,721
Sega Sammy Holdings, Inc. (ADR)	5,596	28,092
Seiko Epson Corp. (ADR)	8,660	41,395
Sekisui House Ltd.	106,000	1,441,970
Sharp Corp. (ADR)	24,094	66,981
Shin-Etsu Chemical Co. Ltd.	28,100	1,867,954
Softbank Corp.	15,265	704,638
Sony Corp. (ADR)	34,737	604,424
Sumitomo Mitsui Trust Holdings, Inc. (ADR)	36,310	169,640
Tokyo Gas Co. Ltd.	313,118	1,711,792
Toyota Motor Corp.	138,282	7,147,953
Toyota Motor Corp. (ADR)	15,962	1,638,340
		44,639,230

Luxembourg - 1.3%
Nielsen Holdings NV	115,100	4,122,882

Mexico - 0.6%
FINAE, Series D, Preferred (b)(i)*	1,962,553	408,761
Grupo Financiero Banorte SAB de CV	192,400	1,543,828
		1,952,589

Netherlands - 2.4%
ASML Holding NV:
Common	40,770	2,746,947
New York Registered Shares	1,608	109,360
BE Semiconductor Industries NV	3,748	31,671

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Netherlands - Cont’d
Koninklijke DSM NV	12,200	$711,394
Koninklijke Philips Electronics NV	40,985	1,211,107
PostNL NV (ADR)*	13,467	26,530
TNT Express NV (ADR)	11,696	84,913
Unilever NV (CVA)	61,962	2,542,511
		7,464,433

Norway - 1.9%
DnB ASA	150,301	2,207,163
Orkla ASA	235,400	1,884,814
Petroleum Geo-Services ASA	99,503	1,535,408
Yara International ASA (ADR)	7,616	347,290
		5,974,675

Philippines - 0.6%
Philippine Long Distance Telephone Co. (ADR)	25,907	1,837,843

Portugal - 0.0%
Portugal Telecom SGPS SA (ADR)	25,997	128,945

Russia - 1.2%
Sberbank of Russia (ADR)	96,993	1,243,450
Yandex NV*	105,072	2,429,265
		3,672,715

Singapore - 0.8%
City Developments Ltd. (ADR)	423	3,896
Oversea-Chinese Banking Corp. Ltd	237,830	2,041,665
Singapore Telecommunications Ltd. (ADR)	10,037	290,772
		2,336,333

South Africa - 1.2%
African Bank Investments Ltd. (ADR)	147	2,411
Aspen Pharmacare Holdings Ltd.*	79,306	1,650,960
Clicks Group Ltd.	238,800	1,509,411
MTN Group Ltd. (ADR)	19,570	346,976
Nedbank Group Ltd. (ADR)	3,510	74,903
Tiger Brands Ltd. (ADR)	1,776	57,098
		3,641,759

Spain - 0.5%
Amadeus IT Holding SA	24,775	670,471
Banco Bilbao Vizcaya Argentaria SA (ADR)	38,422	336,961
Banco Santander SA (ADR)	67,629	460,554
		1,467,986

Sweden - 3.5%
Assa Abloy AB, Series B	75,900	3,106,273
Atlas Copco AB	56,076	1,595,518
Atlas Copco AB (ADR)	2,082	59,441
Elekta AB, Series B	103,000	1,567,494
Hennes & Mauritz AB, B Shares	86,554	3,101,674

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Sweden - Cont’d
Modern Times Group AB, Series B	38,630	$1,540,566
SKF AB (ADR)	576	14,118
Svenska Cellulosa AB (ADR)*	3,031	78,442
		11,063,526

Switzerland - 8.5%
Adecco SA (ADR)*	242	6,645
Clariant AG*	112,036	1,561,725
Compagnie Financiere Richemont SA	26,255	2,065,577
Credit Suisse Group AG (ADR)	30,137	789,589
Julius Baer Group Ltd.*	86,604	3,375,631
Nobel Biocare Holding AG (ADR)*	445	2,198
Novartis AG	91,609	6,525,188
Roche Holding AG	27,879	6,506,425
Roche Holding AG (ADR)	34,892	2,044,671
STMicroelectronics NV	15,076	116,236
Swatch Group AG, Bearer Shares	5,600	3,264,375
Zurich Insurance Group AG (ADR)*	16,751	469,363
		26,727,623

Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	96,000	1,650,240

Thailand - 0.4%
Kasikornbank PCL	189,400	1,371,105

United Kingdom - 18.0%
Aon plc	34,600	2,127,900
ARM Holdings plc	94,206	1,317,464
Aviva plc (ADR)	15,890	144,917
Barclays plc (ADR)	18,059	320,728
BG Group plc	135,347	2,320,295
BG Group plc (ADR)	37,883	649,694
British Land Co. plc (ADR)	481	3,968
British Sky Broadcasting Group plc	144,055	1,931,478
BT Group plc (ADR)	24,444	1,027,381
Bunzl plc (ADR)	533	52,751
Burberry Group plc	67,704	1,366,281
Capita plc	142,516	1,945,468
Centrica plc (ADR)	8,313	187,375
Compass Group plc	125,000	1,595,322
HSBC Holdings plc	354,798	3,784,672
HSBC Holdings plc (ADR)	19,907	1,061,839
Inmarsat plc	188,126	2,006,762
International Consolidated Airlines Group SA (ADR)*	601	11,611
J Sainsbury plc (ADR)	6,790	155,627
Johnson Matthey plc	43,814	1,530,182
Johnson Matthey plc (ADR)	115	8,033
Kingfisher plc	856,616	3,743,498
Legal & General Group plc (ADR)	526	6,970
Man Group plc (ADR)	35,135	46,027
Old Mutual plc (ADR)	755	18,590
Pearson plc	207,418	3,729,055

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - Cont’d
Persimmon plc	133,295	$2,163,676
Petrofac Ltd.	76,953	1,674,451
Prudential plc	143,736	2,324,427
Prudential plc (ADR)	51,917	1,680,034
Reckitt Benckiser Group plc (s)	61,712	4,421,079
Reckitt Benckiser Group plc (ADR)	16,387	236,464
Rexam plc	163,053	1,306,026
Royal Bank of Scotland Group plc*	240,217	1,004,907
Sage Group plc (ADR)	6,863	144,055
Smith & Nephew plc (ADR)	14,216	820,690
Spirax-Sarco Engineering plc	21,623	882,235
SSE plc (ADR)	16,118	366,040
Tate & Lyle plc	130,361	1,682,547
Tesco plc (ADR)	39,950	697,927
Unilever plc (ADR)	39,513	1,669,029
United Utilities Group plc (ADR)	3,834	82,814
Vodafone Group plc	389,685	1,104,145
Vodafone Group plc (ADR)	20,811	591,241
Willis Group Holdings plc	26,300	1,038,587
WPP plc	90,553	1,442,378
WPP plc (ADR)	591	47,351
		56,473,991

United States - 1.6%
ACCO Brands Corp.*	13,089	87,434
Bioceptive, Inc. - Series A Preferred (a)(b)(i)*	417,601	167,500
Bristol-Myers Squibb Co.	21,354	879,571
MeadWestvaco Corp	39,685	1,440,566
Powerspan Corp.:
Series A, Convertible Preferred (b)(i)*	45,455	—
Series B, Convertible Preferred (b)(i)*	20,000	—
Series C, Convertible Preferred (b)(i)*	239,764	—
Series D, Convertible Preferred (b)(i)*	45,928	—
Pricesmart, Inc.	7,728	601,470
Sealed Air Corp	23,350	562,968
Tesla Motors, Inc.*	36,600	1,386,774
		5,126,283

Total Equity Securities (Cost $255,362,371)		293,904,429

VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - 0.8%	BASIS
Balkan Financial Sector Equity Fund CV (b)(i)*	$593,200	529,150
Blackstone Cleantech Venture Partners (b)(i)*	65,438	46,633
China Environment Fund 2004 (b)(i)*	-	323,050
Emerald Sustainability Fund I (b)(i)*	441,425	275,927
gNet Defta Development Holdings LLC (a)(b)(i)*	400,000	314,587
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	347,969	631,338

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VENTURE CAPITAL LIMITED	ADJUSTED
PARTNERSHIP INTEREST - CONT’D	BASIS	VALUE
SEAF India International Growth Fund (b)(i)*	$326,821	$261,004
ShoreCap International LLC (b)(i)*	-	126,343
Terra Capital (b)(i)*	469,590	1

Total Venture Capital Limited Partnership Interest (Cost $2,644,443)		2,508,033

VENTURE CAPITAL	PRINCIPAL
DEBT OBLIGATIONS - 0.4%	AMOUNT
AFIG LLC, 6.00%, 10/31/17 (b)(i)	489,621	489,621
FINAE:
Note I, 6.50%, 12/17/15 (b)(i)	250,000	250,000
Note II, 6.50%, 2/29/16 (b)(i)	500,000	500,000
Mayer Laboratories, Inc., 6.00%, 12/31/01 (b)(i)(w)	6,972	1,743
Windhorse International-Spring Health Water Ltd.,
8.00%, 3/13/13 (b)(i)(x)	70,000	70,000

Total Venture Capital Debt Obligations (Cost $1,316,593)		1,311,364

HIGH SOCIAL IMPACT INVESTMENTS - 1.4%
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14 (b)(i)(r)	4,431,583	4,395,878

Total High Social Impact Investments (Cost $4,431,583)		4,395,878

TIME DEPOIST - 1.9%
State Street Bank Time Deposit, 0.12%, 4/1/13	5,932,740	5,932,740

Total Time Deposit (Cost $5,932,740)		5,932,740

TOTAL INVESTMENTS (Cost $269,687,730) - 98.4%		308,052,444
Other assets and liabilities, net - 1.6%		4,901,186
NET ASSETS - 100%		$312,953,630

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value shares authorized:
Class A: 14,128,211 shares outstanding		$318,132,338
Class B: 252,276 shares outstanding		10,023,922
Class C: 1,258,169 shares outstanding		32,458,887
Class I: 4,666,751 shares outstanding		117,759,486
Class Y: 595,064 shares outstanding		8,739,059
Undistributed net investment income (loss)		(1,886)
Accumulated net realized gain (loss) on investments and foreign currency transactions		(212,455,891)
Net unrealized appreciation (depreciation) on investments, foreign currencies,
and assets and liabilities denominated in foreign currencies		38,297,715

NET ASSETS		$312,953,630

NET ASSET VALUE PER SHARE
Class A	(based on net assets of $209,742,329)	$14.85
Class B	(based on net assets of $3,322,293)	$13.17
Class C	(based on net assets of $16,277,005)	$12.94
Class I	(based on net assets of $74,286,963)	$15.92
Class Y	(based on net assets of $9,325,040)	$15.67

See notes to financial statements.

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RESTRICTED SECURITIES	ACQUISITION DATES	COST
AFIG LLC, 6.00%, 10/31/17	10/11/12	$489,621
Balkan Financial Sector Equity Fund CV LP	1/12/06 - 1/17/13	593,200
Bioceptive, Inc. - Series A Preferred	10/26/12	167,500
Blackstone Cleantech Venture Partners LP	7/29/10 - 1/18/13	65,438
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14	7/1/11	4,431,583
China Environment Fund 2004 LP	9/15/05 - 4/1/09	—
Emerald Sustainability Fund I LP	7/19/01 - 5/17/11	441,425
FINAE:
Series D, Preferred	2/28/11	252,686
Note I, 6.50%, 12/17/15	12/10/10	250,000
Note II, 6.50%, 2/29/16	2/24/11	500,000
gNet Defta Development Holdings LLC, LP	8/30/05	400,000
Mayer Laboratories, Inc., 6.00%, 12/31/01	12/22/06	6,972
Powerspan Corp.:
Series A, Convertible Preferred	8/20/97	250,000
Series B, Convertible Preferred	10/5/99	200,000
Series C, Convertible Preferred	12/21/04 - 6/12/08	273,331
Series D, Convertible Preferred	6/20/08	157,996
SEAF Central and Eastern European Growth Fund LLC, LP	8/10/00 - 8/26/11	347,969
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	326,821
ShoreCap International LLC, LP	8/12/04 - 12/15/08	—
Terra Capital LP	11/23/98 - 3/14/06	469,590
Windhorse International-Spring Health Water Ltd.,
8.00%, 3/13/13	9/13/11 - 7/10/12	70,000

See notes to financial statements.

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(a) Affiliated company.

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 2.8% of net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 42,500 shares of Reckitt Benckiser Group plc have been soft segregated in order to cover outstanding commitments to certain limited partnerships investments within the Fund. There are no restrictions on the trading of this security.

(w) Mayer Laboratories, Inc. is in default for principal and interest. Past due accrued interest as of March 31, 2013 totaled $270.

(x) Windhorse International-Spring Health Water Ltd. has been restructured from an original maturity date of March 13, 2013. This security is currently in default for both principal and interest.

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
CVA: Certificaten Van Aandelen
LLC: Limited Liability Corporation
PCL: Public Company Limited
plc: Public Limited Company
LP: Limited Partnership

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $180,044)	$2,494,018
Interest income	68,412
Total investment income	2,562,430

Expenses:
Investment advisory fee	1,159,847
Transfer agency fees and expenses	310,966
Administrative fees	452,147
Distribution Plan expenses:
Class A	238,649
Class B	17,236
Class C	79,958
Directors’ fees and expenses	18,154
Custodian fees	97,293
Registration fees	33,178
Reports to shareholders	63,120
Professional fees	22,565
Miscellaneous	36,906
Total expenses	2,530,019
Reimbursement from Advisor:
Class B	(3,708)
Class I	(4,718)
Class Y	(1,475)
Fees paid indirectly	(42)
Net expenses	2,520,076

NET INVESTMENT INCOME	42,354

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,721,652
Foreign currency transactions	(92,959)
10,628,693

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	22,083,001
Assets and liabilities denominated in foreign currencies	(39,451)
22,043,550

NET REALIZED AND UNREALIZED GAIN (LOSS)	32,672,243

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$32,714,597

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$42,354	$3,457,114
Net realized gain (loss)	10,628,693	(15,575,664)
Change in unrealized appreciation (depreciation)	22,043,550	56,188,178

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	32,714,597	44,069,628

Distributions to shareholders from:
Net investment income:
Class A shares	(1,472,525)	(2,117,749)
Class C shares	—	(14,293)
Class I shares	(1,480,867)	(1,414,874)
Class Y shares	(86,752)	(79,164)
Total distributions	(3,040,144)	(3,626,080)

Capital share transactions:
Shares sold:
Class A shares	25,361,339	25,698,704
Class B shares	5,245	17,463
Class C shares	527,200	994,621
Class I shares	4,446,352	20,757,214
Class Y shares	2,404,561	1,229,161
Reinvestment of distributions:
Class A shares	1,204,726	1,891,096
Class C shares	—	11,391
Class I shares	1,307,560	1,274,329
Class Y shares	42,131	35,166
Redemption fees:
Class A shares	360	6,002
Class C shares	37	15
Class Y shares	—	14
Shares redeemed:
Class A shares	(18,672,240)	(41,319,982)
Class B shares	(625,330)	(1,476,972)
Class C shares	(1,767,105)	(3,469,843)
Class I shares	(41,359,887)	(23,295,875)
Class Y shares	(1,450,373)	(2,119,332)
Total capital share transactions	(28,575,424)	(19,766,827)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,099,029	20,676,721

NET ASSETS
Beginning of period	311,854,601	291,177,880
End of period (including distributions in excess of net investment income and undistributed net investment income of $1,886
and $2,995,904, respectively)	$312,953,630	$311,854,601

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	1,759,887	2,002,914
Class B shares	402	1,516
Class C shares	42,200	88,845
Class I shares	289,952	1,510,443
Class Y shares	160,649	90,952
Reinvestment of distributions:
Class A shares	85,381	156,677
Class C shares	—	1,079
Class I shares	86,593	98,632
Class Y shares	2,831	2,767
Shares redeemed:
Class A shares	(1,330,603)	(3,233,923)
Class B shares	(50,227)	(129,393)
Class C shares	(143,428)	(308,966)
Class I shares	(2,679,846)	(1,656,401)
Class Y shares	(97,246)	(158,957)
Total capital share activity	(1,873,455)	(1,533,815)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert International Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund, except Special Equities investments, to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties. Special Equities investments, as described in the Fund’s prospectus and statement of additional information, are fair valued by the Board’s Special Equities Committee.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratifica-

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tion by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Venture capital securities for which market quotations are not readily available are fair valued by the Fund’s Board of Directors and are categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the

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discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee or with respect to Special Equities investments, by the Special Equities Committee using the venture capital methodologies described above.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, securities valued at $8,791,536, or 2.8% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$293,328,168	—	—	$293,328,168	**
Other debt obligations	—	$5,932,740	—	5,932,740
Venture capital	—	4,395,878	$4,395,658	8,791,536

TOTAL	$293,328,168	$10,328,618	$4,395,658	$308,052,444

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

** Exclusive of $576,261 venture capital equity shown in venture capital heading.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	VENTURE CAPITAL	TOTAL
Balance as of 9/30/12	$3,605,572	$3,605,572
Accrued discounts/premiums	-	-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	150,106	150,106
Purchases	684,886	684,886
Sales	(44,906)	(44,906)
Transfers in and/or out of Level 3[1]	-	-
Balance as of 3/31/13	$4,395,658	$4,395,658

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

For the period ended March 31, 2013, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($150,106). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

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Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

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Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million, and .675% on the excess of $500 million. Under the terms of the agreement, $197,215 was payable at period end. In addition, $97,875 was payable at period end for operating expenses paid by the Advisor during March 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014 for Class I and Class Y. The contractual expense cap is 1.10% and 1.39%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement. The Advisor voluntarily reimbursed Class B shares for expenses of $3,708 for the six months ended March 31, 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, B, C, and Y, and .15% for Class I, based on their average daily net assets. Under the terms of the agreement, $78,918 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, B, and C, respectively. The amount actually paid by the Fund

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is an annualized fee, payable monthly, of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of agreement, $59,725 was payable at period end.

CID received $16,156 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $58,760 for the six months ended March 31, 2013. Under the terms of the agreement, $9,741 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c) (3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENTS ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $55,656,649 and $88,399,346, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($90,728,857)
30-Sep-18	(105,942,268)
30-Sep-19	(10,386,632)

NO EXPIRATION DATE
Short-term	($8,674,523)
Long-term	(6,652,588)

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Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$51,424,452
Unrealized (depreciation)	(14,377,981)
Net unrealized appreciation/(depreciation)	$37,046,471

Federal income tax cost of investments	$271,005,973

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2013.

NOTE E — AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund as of March 31, 2013 are as follows:

AFFILIATES	COST	VALUE
Bioceptive, Inc. – Series A Preferred	$167,500	$167,500
gNet Defta Development Holdings LLC, LP	400,000	314,587
SEAF Central & Eastern European Growth Fund LLC, LP	347,969	631,338
TOTALS	$915,469	$1,113,425

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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NOTE G — OTHER

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund’s investment in these securities. The aggregate amount of the future capital commitments totals $338,037 at March 31, 2013.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$13.49		$11.84	$13.88
Income from investment operations:
Net investment income	(.01)		.12	.15
Net realized and unrealized gain (loss)	1.48		1.68	(2.15)
Total from investment operations	1.47		1.80	(2.00)
Distributions from:
Net investment income	(.11)		(.15)	(.04)
Total distributions	(.11)		(.15)	(.04)
Total increase (decrease) in net asset value	1.36		1.65	(2.04)
Net asset value, ending	$14.85		$13.49	$11.84

Total return*	10.94%		15.34%	(14.47%)
Ratios to average net assets: A
Net investment income	(.12	%) (a)	.96%	1.03%
Total expenses	1.79	% (a)	1.84%	1.80%
Expenses before offsets	1.79	% (a)	1.80%	1.80%
Net expenses	1.79	% (a)	1.80%	1.80%
Portfolio turnover	18%		43%	49%
Net assets, ending (in thousands)	$209,742		$183,588	$173,936

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2010	(z)	2009 (z)	2008
Net asset value, beginning	$13.83		$15.31	$25.57
Income from investment operations:
Net investment income	.06		.11	.37
Net realized and unrealized gain (loss)	.09		(1.19)	(8.46)
Total from investment operations	.15		(1.08)	(8.09)
Distributions from:
Net investment income	(.10)		(.37)	(.24)
Net realized gain	—		(.03)	(1.93)
Total distributions	(.10)		(.40)	(2.17)
Total increase (decrease) in net asset value	0.05		(1.48)	(10.26)
Net asset value, ending	$13.88		$13.83	$15.31

Total return*	1.08%		(6.27%)	(34.31%)
Ratios to average net assets: A
Net investment income	.46%		.99%	1.81%
Total expenses	1.83%		1.87%	1.65%
Expenses before offsets	1.80%		1.86%	1.63%
Net expenses	1.80%		1.86%	1.63%
Portfolio turnover	133%		135%	100%
Net assets, ending (in thousands)	$245,309		$270,900	$324,091

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$11.94		$10.48	$12.40
Income from investment operations:
Net investment income (loss)	(.08)		(.03)	(.03)
Net realized and unrealized gain (loss)	1.31		1.49	(1.89)
Total from investment operations	1.23		1.46	(1.92)
Distributions from:
Net investment income	—		—	—
Net realized gain	—		—	—
Total distributions	—		—	—
Total increase (decrease) in net asset value	1.23		1.46	(1.92)
Net asset value, ending	$13.17		$11.94	$10.48

Total return*	10.30%		13.93%	(15.48%)
Ratios to average net assets: A
Net investment income (loss)	(1.34	) (a)	(.26%)	(.21%)
Total expenses	3.19	% (a)	3.18%	3.02%
Expenses before offsets	2.97	% (a)	2.97%	2.97%
Net expenses	2.97	% (a)	2.97%	2.97%
Portfolio turnover	18%		43%	49%
Net assets, ending (in thousands)	$3,322		$3,607	$4,506

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2010	(z)	2009 (z)	2008
Net asset value, beginning	$12.40		$13.69	$23.11
Income from investment operations:
Net investment income (loss)	(.09)		(.02)	.12
Net realized and unrealized gain (loss)	.09		(1.06)	(7.56)
Total from investment operations	—		(1.08)	(7.44)
Distributions from:
Net investment income	—		(.18)	(.05)
Net realized gain	—		(.03)	(1.93)
Total distributions	—		(.21)	(1.98)
Total increase (decrease) in net asset value	—		(1.29)	(9.42)
Net asset value, ending	$12.40		$12.40	$13.69

Total return*	0.00%		(7.47%)	(34.97%)
Ratios to average net assets: A
Net investment income (loss)	(.74%)		(.26%)	.78%
Total expenses	3.03%		3.12%	2.63%
Expenses before offsets	2.97%		3.10%	2.61%
Net expenses	2.97%		3.10%	2.60%
Portfolio turnover	133%		135%	100%
Net assets, ending (in thousands)	$6,850		$8,993	$12,512

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$11.71		$10.26	$12.10
Income from investment operations:
Net investment income (loss)	(.06)		.01	.01
Net realized and unrealized gain (loss)	1.29		1.45	(1.85)
Total from investment operations	1.23		1.46	(1.84)
Distributions from:
Net investment income	—		(.01)	—
Net realized gain	—		—	—
Total distributions	—		(.01)	—
Total increase (decrease) in net asset value	1.23		1.45	(1.84)
Net asset value, ending	$12.94		$11.71	$10.26

Total return*	10.50%		14.23%	(15.21%)
Ratios to average net assets: A
Net investment income (loss)	(1.02	%) (a)	.05%	.12%
Total expenses	2.67	% (a)	2.72%	2.67%
Expenses before offsets	2.67	% (a)	2.69%	2.67%
Net expenses	2.67	% (a)	2.69%	2.67%
Portfolio turnover	18%		43%	49%
Net assets, ending (in thousands)	$16,277		$15,922	$16,195

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2010	(z)	2009 (z)	2008
Net asset value, beginning	$12.07		$13.31	$22.51
Income from investment operations:
Net investment income	(.05)		.01	.19
Net realized and unrealized gain (loss)	.08		(1.03)	(7.40)
Total from investment operations	.03		(1.02)	(7.21)
Distributions from:
Net investment income	—		(.19)	(.06)
Net realized gain	—		(.03)	(1.93)
Total distributions	—		(.22)	(1.99)
Total increase (decrease) in net asset value	0.03		(1.24)	(9.20)
Net asset value, ending	$12.10		$12.07	$13.31

Total return*	0.25%		(7.16%)	(34.86%)
Ratios to average net assets: A
Net investment income	(.41%)		.07%	1.01%
Total expenses	2.72%		2.79%	2.47%
Expenses before offsets	2.69%		2.79%	2.45%
Net expenses	2.69%		2.79%	2.45%
Portfolio turnover	133%		135%	100%
Net assets, ending (in thousands)	$21,942		$24,107	$31,475

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$14.52		$12.70	$14.83
Income from investment operations:
Net investment income	.04		.24	.26
Net realized and unrealized gain (loss)	1.60		1.79	(2.30)
Total from investment operations	1.64		2.03	(2.04)
Distributions from:
Net investment income	(.24)		(.21)	(.09)
Net realized gain	—		—	—
Total distributions	(.24)		(.21)	(.09)
Total increase (decrease) in net asset value	1.40		1.82	(2.13)
Net asset value, ending	$15.92		$14.52	$12.70

Total return*	11.36%		16.16%	(13.84%)
Ratios to average net assets: A
Net investment income	.53	% (a)	1.71%	1.74%
Total expenses	1.07	% (a)	1.09%	1.07%
Expenses before offsets	1.06	% (a)	1.06%	1.06%
Net expenses	1.06	% (a)	1.06%	1.06%
Portfolio turnover	18%		43%	49%
Net assets, ending (in thousands)	$74,287		$101,203	$89,142

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2010	(z)	2009 (z)	2008
Net asset value, beginning	$14.79		$16.37	$27.15
Income from investment operations:
Net investment income	.17		.22	.48
Net realized and unrealized gain (loss)	.11		(1.29)	(8.96)
Total from investment operations	.28		(1.07)	(8.48)
Distributions from:
Net investment income	(.24)		(.48)	(.37)
Net realized gain	—		(.03)	(1.93)
Total distributions	(.24)		(.51)	(2.30)
Total increase (decrease) in net asset value	0.04		(1.58)	(10.78)
Net asset value, ending	$14.83		$14.79	$16.37

Total return*	1.91%		(5.59%)	(33.84%)
Ratios to average net assets: A
Net investment income	1.17%		1.80%	2.47%
Total expenses	1.08%		1.08%	1.00%
Expenses before offsets	1.06%		1.07%	.98%
Net expenses	1.06%		1.07%	.97%
Portfolio turnover	133%		135%	100%
Net assets, ending (in thousands)	$86,475		$107,456	$118,033

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013	(z)	2012 (z)	2011	(z)
Net asset value, beginning	$14.25		$12.45	$14.53
Income from investment operations:
Net investment income	.02		.18	.24
Net realized and unrealized gain (loss)	1.56		1.77	(2.30)
Total from investment operations	1.58		1.95	(2.06)
Distributions from:
Net investment income	(.16)		(.15)	(.02)
Net realized gain	—		—	—
Total distributions	(.16)		(.15)	(.02)
Total increase (decrease) in net asset value	1.42		1.80	(2.08)
Net asset value, ending	$15.67		$14.25	$12.45

Total return*	11.14%		15.80%	(14.20%)
Ratios to average net assets: A
Net investment income	.28	% (a)	1.36%	1.56%
Total expenses	1.43	% (a)	1.46%	1.51%
Expenses before offsets	1.39	% (a)	1.39%	1.39%
Net expenses	1.39	% (a)	1.39%	1.39%
Portfolio turnover	18%		43%	49%
Net assets, ending (in thousands)	$9,325		$7,535	$7,398

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES			2010 (z)	2009	# (z)
Net asset value, beginning			$14.34	$11.45
Income from investment operations:
Net investment income			.08	.17
Net realized and unrealized gain (loss)			.17	2.76
Total from investment operations			.25	2.93
Distributions from:
Net investment income			(.06)	(.01)
Net realized gain			—	(.03)
Total distributions			(.06)	(.04)
Total increase (decrease) in net asset value			0.19	2.89
Net asset value, ending			$14.53	$14.34

Total return*			1.73%	25.75%
Ratios to average net assets: A
Net investment income			.61%	1.52	% (a)
Total expenses			2.14%	5.91	% (a)
Expenses before offsets			1.39%	1.39	% (a)
Net expenses			1.39%	1.39	% (a)
Portfolio turnover			133%	100%
Net assets, ending (in thousands)			$2,790	$702

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Share Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2008, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and post-

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age expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and each Subadvisor.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement with the applicable Subadvisor. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and each Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

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In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisors and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one-, three- and five-year periods

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ended June 30, 2012. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2012, and underperformed its Lipper index for the three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Fund’s performance. The Board noted the Advisor’s continued monitoring of the Fund’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I and Class Y shares and that the Advisor had reimbursed a portion of the Fund’s expenses. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund’s Class I and Class Y Shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board noted that the Advisor paid the subadvisory fees to the Subadvisors. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

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The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board took into account that the Fund’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board noted that the Fund was currently realizing economies of scale in its advisory fee. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating each of the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by the Subadvisors relating to their respective operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisors provided biographical information on portfolio management and other professional staff, performance information for themselves, and descriptions of their respective investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each of the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the respective Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record; each Subadvisor’s performance in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement; each Subadvisor’s risk management processes; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by each Subadvisor under the respective Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisors.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Fund, the Board noted that the subadviso-ry fees under each Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate each Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board

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took into account the fees Martin Currie, Inc. charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fees were reasonable. Because the Advisor pays the Subadvisors’ subadvisory fees and the subadvisory fees were negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisors and the profitability to the Subadvisors of their relationships with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that Martin Currie, Inc.’s subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and each Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor and each Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) the Advisor and each Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the performance of the Fund; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and each Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

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(24 hours, 7 days a week)
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Shareholders: 800-368-2745
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Branch Office
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Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
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Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices. Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

In a reversal of a multi-year trend, value stocks significantly outperformed growth stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer Discretionary were the top-performing sectors, while the

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Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However, political dysfunction quickly returned to the forefront as U.S. policymakers were unable to reach a deal to avoid sequestration, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.” Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits and housing starts, which all increased through the first half of the fiscal year. At the same time, the inventory of homes for sale continued to tighten,

CALVERT CAPITAL
ACCUMULATION FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	12.44%	11.70%
Class B	11.70%	10.23%
Class C	12.02%	10.85%
Class I	12.81%	12.41%
Class Y	12.56%	11.99%

Russell Midcap Growth
Index	13.39%	12.76%

Lipper Mid-Cap Core
Funds Average	15.74%	14.90%

TEN LARGEST STOCK HOLDINGS
% OF NET ASSETS
Church & Dwight Co., Inc.	3.7%
WESCO International, Inc.	3.6%
Ingredion, Inc.	3.3%
Lufkin Industries, Inc.	3.2%
Polaris Industries, Inc.	3.2%
Syntel, Inc.	3.1%
DST Systems, Inc.	3.0%
Valmont Industries, Inc.	3.0%
TRW Automotive Holdings Corp.	2.8%
Coinstar, Inc.	2.7%
Total	31.6%

ECONOMIC SECTORS % OF TOTAL INVESTMENTS

Consumer Discretionary	23.1%
Consumer Staples	7.0%
Energy	8.0%
Financials	7.0%
Health Care	12.2%
Industrials	14.1%
Information Technology	19.5%
Materials	6.2%
Short-Term Investments	1.6%
Telecommunication Services	1.3%

Total	100%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.53%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The marginal advance in the fourth quarter was attributed to a significant decline in government spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earnings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confidence reached its highest level in five years while consumer spending also improved, giv-

CALVERT CAPITAL
ACCUMULATION FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	6.39%
Five year	7.30%
Ten year	8.24%

CLASS B SHARES	(with max. load)
One year	5.23%
Five year	6.95%
Ten year	7.67%

CLASS C SHARES	(with max. load)
One year	9.85%
Five year	7.47%
Ten year	7.90%

CLASS I SHARES*
One year	12.41%
Five year	9.22%
Ten year	9.65%

CLASS Y SHARES**
One year	11.99%
Five year	8.44%
Ten year	8.81%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

** Calvert Capital Accumulation Fund first offered Class Y Shares on January 31, 2011. Performance prior to that date reflects the performance of Class A Shares at net asset value (NAV). Actual Class Y Share performance would have been different.

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ing us confidence that U.S. equity markets can continue to perform well in the long run.

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and manufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

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Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past several months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,124.42	$8.02
Hypothetical	$1,000.00	$1,017.38	$7.61
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,117.03	$15.10
Hypothetical	$1,000.00	$1,010.67	$14.34
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,120.19	$12.04
Hypothetical	$1,000.00	$1,013.58	$11.43
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,128.06	$4.56
Hypothetical	$1,000.00	$1,020.65	$4.33
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,125.98	$6.94
Hypothetical	$1,000.00	$1,018.40	$6.59
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.51%, 2.86%, 2.28%, 0.86%, and 1.31% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 97.8%	SHARES	VALUE
Auto Components - 2.8%
TRW Automotive Holdings Corp.*	161,820	$8,900,100

Biotechnology - 1.2%
Myriad Genetics, Inc.*	153,810	3,906,774

Chemicals - 2.0%
Ecolab, Inc.	78,685	6,308,963

Commercial Banks - 1.7%
First Republic Bank	134,300	5,186,666

Communications Equipment - 1.6%
F5 Networks, Inc.*	57,500	5,122,100

Containers & Packaging - 1.9%
Owens-Illinois, Inc.*	224,800	5,990,920

Diversified Consumer Services - 5.1%
Coinstar, Inc.*	145,560	8,503,615
Sotheby’s	202,170	7,563,180
		16,066,795

Diversified Financial Services - 1.2%
MSCI, Inc.*	112,800	3,827,304

Electronic Equipment & Instruments - 2.3%
IPG Photonics Corp.	110,750	7,354,908

Energy Equipment & Services - 5.8%
Hornbeck Offshore Services, Inc.*	175,640	8,160,234
Lufkin Industries, Inc	150,810	10,012,276
		18,172,510

Food Products - 3.3%
Ingredion, Inc.	140,775	10,180,848

Health Care Equipment & Supplies - 1.4%
CareFusion Corp.*	123,360	4,316,366

Health Care Providers & Services - 6.4%
AmerisourceBergen Corp.	137,300	7,064,085
Chemed Corp.	67,100	5,366,658
WellCare Health Plans, Inc.*	131,225	7,605,801
		20,036,544

Household Durables - 2.5%
The Ryland Group, Inc	184,850	7,693,457

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Household Products - 3.7%
Church & Dwight Co., Inc.	178,115	$11,511,573

Insurance - 3.7%
American Financial Group, Inc	81,775	3,874,500
Torchmark Corp	128,268	7,670,426
		11,544,926

Internet & Catalog Retail - 2.5%
Expedia, Inc.	127,915	7,676,179

IT Services - 10.4%
DST Systems, Inc.	133,700	9,528,799
NeuStar, Inc.*	166,815	7,761,902
Syntel, Inc.	141,475	9,552,392
Teradata Corp.*	96,730	5,659,672
		32,502,765

Leisure Equipment & Products - 3.2%
Polaris Industries, Inc	106,690	9,867,758

Life Sciences - Tools & Services - 2.5%
Mettler-Toledo International, Inc.*	36,515	7,785,728

Machinery - 5.6%
AGCO Corp.	152,285	7,937,094
Valmont Industries, Inc.	60,390	9,497,535
		17,434,629

Media - 2.4%
Gannett Co., Inc	343,945	7,522,077

Metals & Mining - 2.3%
Reliance Steel & Aluminum Co	99,680	7,094,226

Oil, Gas & Consumable Fuels - 2.2%
Denbury Resources, Inc.*	372,750	6,951,788

Pharmaceuticals - 3.2%
Endo Health Solutions, Inc.*	207,628	6,386,637
Questcor Pharmaceuticals, Inc.	108,790	3,540,027
		9,926,664

Professional Services - 2.4%
Corporate Executive Board Co	129,520	7,532,883

Road & Rail - 2.5%
Landstar System, Inc.	138,100	7,884,129

Software - 2.5%
BMC Software, Inc.*	171,790	7,959,031

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Specialty Retail - 4.6%
Ross Stores, Inc	136,550	$8,277,661
Ulta Salon, Cosmetics & Fragrance, Inc.*	75,210	6,104,796
		14,382,457

Trading Companies & Distributors - 3.6%
WESCO International, Inc.*	153,375	11,136,559

Wireless Telecommunication Services - 1.3%
MetroPCS Communications, Inc.*	363,940	3,966,946

Total Equity Securities (Cost $250,614,920)		305,744,573

	PRINCIPAL
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%	AMOUNT
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14 (b)(i)(r)	$1,419,488	1,408,051

Total High Social Impact Investments (Cost $1,419,488)		1,408,051

TIME DEPOSIT - 1.6%
State Street Bank Time Deposit, 0.12%, 4/1/13	4,955,410	4,955,410

Total Time Deposit (Cost $4,955,410)		4,955,410

TOTAL INVESTMENTS (Cost $256,989,818) - 99.8%		312,108,034
Other assets and liabilities, net - 0.2%		566,206
NET ASSETS - 100%		$312,674,240

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value authorized:
Class A: 5,366,373 shares outstanding		$135,094,178
Class B: 87,457 shares outstanding		3,387,720
Class C: 808,366 shares outstanding		18,616,504
Class I: 2,704,155 shares outstanding		84,428,109
ClassY: 343,614 shares outstanding		10,793,769
Undistributed net investment income (loss)		(1,299,830)
Accumulated net realized gain (loss)		6,535,574
Net unrealized appreciation (depreciation)		55,118,216

NET ASSETS		$312,674,240

See notes to financial statements.

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NET ASSET VALUE PER SHARE
Class A (based on net assets of $178,169,407)		$33.20
Class B (based on net assets of $2,435,961)		$27.85
Class C (based on net assets of $22,198,601)		$27.46
Class I (based on net assets of $98,407,655)		$36.39
Class Y (based on net assets of $11,462,616)		$33.36

RESTRICTED SECURITIES	ACQUISITION DATES	COST
Calvert Social Investment Foundation Notes, 1.04%, 7/1/14	7/1/11	$1,419,488

(b) This security was valued by the Board of Directors. See Note A.

(i) Restricted securities represent 0.5% of the net assets of the fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$1,597,843
Interest income	10,248
Total investment income	1,608,091

Expenses:
Investment advisory fee	914,016
Transfer agency fees	253,146
Administrative fees	286,884
Distribution Plan expenses:
Class A	203,999
Class B	12,575
Class C	99,583
Directors’ fees and expenses	16,486
Custodian fees	20,208
Registration fees	29,925
Reports to shareholders	67,166
Professional fees	18,058
Miscellaneous	16,033
Total expenses	1,938,079
Reimbursement from Advisor:
Class B	(652)
Class I	(4,253)
Class Y	(3,050)
Fees paid indirectly	(124)
Net expenses	1,930,000

NET INVESTMENT INCOME (LOSS)	(321,909)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	11,402,391
Change in unrealized appreciation (depreciation)	22,785,436

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS	34,187,827

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$33,865,918

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income (loss)	($321,909)	($1,767,417)
Net realized gain (loss)	11,402,391	19,756,800
Change in unrealized appreciation (depreciation)	22,785,436	34,310,824

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	33,865,918	52,300,207

Distributions to shareholders from:
Net realized gain:
Class A shares	(9,698,123)	(9,051,155)
Class B shares	(180,146)	(249,905)
Class C shares	(1,403,614)	(1,132,502)
Class I shares	(4,715,609)	(1,797,811)
Class Y shares	(554,741)	(658,920)
Total distributions	(16,552,233)	(12,890,293)

Capital share transactions:
Shares sold:
Class A shares	17,738,296	36,446,423
Class B shares	31,171	92,690
Class C shares	2,442,551	4,353,427
Class I shares	16,244,268	66,419,562
Class Y shares	3,110,637	8,156,137
Reinvestment of distributions:
Class A shares	9,075,751	8,386,664
Class B shares	174,457	242,281
Class C shares	1,127,656	930,598
Class I shares	2,014,949	1,269,766
Class Y shares	179,840	512,505
Redemption fees:
Class A shares	937	5,080
Class C shares	99	11
Class I shares	—	487
Shares redeemed:
Class A shares	(15,474,722)	(42,921,921)
Class B shares	(568,439)	(1,309,090)
Class C shares	(929,342)	(2,194,144)
Class I shares	(8,892,940)	(13,311,711)
Class Y shares	(519,142)	(10,853,081)
Total capital share transactions	25,756,027	56,225,684

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,069,712	95,635,598

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
NET ASSETS	2013	2012
Beginning of period	$269,604,528	$173,968,930
End of period (including distribution in excess of net investment
income of $1,299,830 and 977,921, respectively)	$312,674,240	$269,604,528

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	562,326	1,205,547
Class B shares	1,203	3,733
Class C shares	93,928	170,053
Class I shares	470,800	2,040,204
Class Y shares	98,364	265,544
Reinvestment of distributions:
Class A shares	304,867	294,165
Class B shares	6,951	9,845
Class C shares	45,661	38,566
Class I shares	61,883	41,199
Class Y shares	6,017	17,951
Shares redeemed:
Class A shares	(493,730)	(1,458,279)
Class B shares	(21,450)	(50,530)
Class C shares	(35,858)	(85,911)
Class I shares	(262,326)	(404,418)
Class Y shares	(16,511)	(333,904)
Total capital share activity	822,125	1,753,765

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Capital Accumulation Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares of capital stock - Classes A, B, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation

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Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Funds’ investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would

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materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, securities valued at $1,408,051, or 0.5% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$305,744,573	—	—	$305,744,573
Other debt obligations	—	$6,363,461	—	6,363,461
TOTAL	$305,744,573	$6,363,461	—	$312,108,034

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified

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cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $169,241 was payable at period end. In addition, $68,727 was payable at period end for operating expenses paid by the Advisor during March 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.59%, 2.59%, .86%, and 1.44% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent that any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

During the six months ended March 31, 2013, the Advisor voluntarily reimbursed expenses of $7,955 for Class B of the Fund.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A, B, C, and Y, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $52,873 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Classes A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25%, 1.00% and 1.00% of the Fund’s average daily net assets of Classes A, B, and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $57,842 was payable at period end.

CID received $37,795 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $50,445 for the six months ended March 31, 2013. Under the terms of the agreement, $8,641 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange

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Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chairs and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $107,622,326 and $98,894,190, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE	AMOUNT
30-Sep-16	($2,705,864)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

The Fund intends to elect to defer net ordinary losses of $977,921 incurred from January 1, 2012 through September 30, 2012 and treat them as arising in the fiscal year ending September 30, 2013.

As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$59,757,929
Unrealized (depreciation)	(4,945,208)
Net unrealized appreciation/(depreciation)	$54,812,721

Federal income tax cost of investments	$257,295,312

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2013. For the six months ended March 31, 2013, borrowings by the Fund under the agreement were as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$29,547	1.46%	$1,975,027	December 2012

NOTE E - SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$31.45		$26.00	$24.93
Income from investment operations:
Net investment income (loss)	(.06)		(.26)	(.28)
Net realized and unrealized gain (loss)	3.74		7.64	1.35
Total from investment operations	3.68		7.38	1.07
Distributions from:
Net realized gain	(1.93)		(1.93)	—
Total distributions	(1.93)		(1.93)	—
Total increase (decrease) in net asset value	1.75		5.45	1.07
Net asset value, ending	$33.20		$31.45	$26.00

Total return*	12.44%		29.16%	4.29%
Ratios to average net assets: A
Net investment income (loss)	(.37	%) (a)	(.85%)	(.93%)
Total expenses	1.51	% (a)	1.53%	1.58%
Expenses before offsets	1.51	% (a)	1.53%	1.58%
Net expenses	1.51	% (a)	1.53%	1.58%
Portfolio turnover	36%		63%	65%
Net assets, ending (in thousands)	$178,169		$157,016	$128,755

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2010		2009	2008
Net asset value, beginning	$20.71		$23.00	$28.11
Income from investment operations:
Net investment income (loss)	(.25)		(.17)	(.21)
Net realized and unrealized gain (loss)	4.47		(2.12)	(4.49)
Total from investment operations	4.22		(2.29)	(4.70)
Distributions from:
Net realized gain	—		—	(.41)
Total distributions	—		—	(.41)
Total increase (decrease) in net asset value	4.22		(2.29)	(5.11)
Net asset value, ending	$24.93		$20.71	$23.00

Total return*	20.38%		(9.96%)	(16.97%)
Ratios to average net assets: A
Net investment income (loss)	(1.08%)		(.92%)	(.79%)
Total expenses	1.76%		1.88%	1.66%
Expenses before offsets	1.76%		1.88%	1.66%
Net expenses	1.76%		1.88%	1.65%
Portfolio turnover	87%		72%	49%
Net assets, ending (in thousands)	$86,635		$72,289	$85,195

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$26.86		$22.72	$22.03
Income from investment operations:
Net investment income (loss)	(.23)		(.55)	(.55)
Net realized and unrealized gain (loss)	3.15		6.62	1.24
Total from investment operations	2.92		6.07	.69
Distributions from:
Net realized gain	(1.93)		(1.93)	—
Total distributions	(1.93)		(1.93)	—
Total increase (decrease) in net asset value	.99		4.14	.69
Net asset value, ending	$27.85		$26.86	$22.72

Total return*	11.70%		27.50%	3.13%
Ratios to average net assets: A
Net investment income (loss)	(1.70	%) (a)	(2.12%)	(2.07%)
Total expenses	2.91	% (a)	2.80%	2.72%
Expenses before offsets	2.86	% (a)	2.80%	2.72%
Net expenses	2.86	% (a)	2.80%	2.71%
Portfolio turnover	36%		63%	65%
Net assets, ending (in thousands)	$2,436		$2,707	$3,129

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS B SHARES	2010		2009	2008
Net asset value, beginning	$18.50		$20.78	$25.66
Income from investment operations:
Net investment income (loss)	(.53)		(.39)	(.47)
Net realized and unrealized gain (loss)	4.06		(1.89)	(4.00)
Total from investment operations	3.53		(2.28)	(4.47)
Distributions from:
Net realized gain	—		—	(.41)
Total distributions	—		—	(.41)
Total increase (decrease) in net asset value	3.53		(2.28)	4.88
Net asset value, ending	$22.03		$18.50	$20.78

Total return*	19.08%		(10.97%)	(17.70%)
Ratios to average net assets: A
Net investment income (loss)	(2.17%)		(2.04%)	(1.73%)
Total expenses	2.84%		2.99%	2.57%
Expenses before offsets	2.84%		2.99%	2.57%
Net expenses	2.84%		2.99%	2.56%
Portfolio turnover	87%		72%	49%
Net assets, ending (in thousands)	$4,138		$4,793	$7,803

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$26.44		$22.29	$21.55
Income from investment operations:
Net investment income (loss)	(.15)		(.42)	(.46)
Net realized and unrealized gain (loss)	3.10		6.50	1.20
Total from investment operations	2.95		6.08	.74
Distributions from:
Net realized gain	(1.93)		(1.93)	—
Total distributions	(1.93)		(1.93)	—
Total increase (decrease) in net asset value	1.02		4.15	.74
Net asset value, ending	$27.46		$26.44	$22.29

Total return*	12.02%		28.11%	3.43%
Ratios to average net assets: A
Net investment income (loss)	(1.13	%) (a)	(1.64%)	(1.79%)
Total expenses	2.28	% (a)	2.33%	2.44%
Expenses before offsets	2.28	% (a)	2.33%	2.44%
Net expenses	2.28	% (a)	2.33%	2.44%
Portfolio turnover	36%		63%	65%
Net assets, ending (in thousands)	$22,199		$18,630	$12,973

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2010		2009	2008
Net asset value, beginning	$18.05		$20.20	$24.93
Income from investment operations:
Net investment income (loss)	(.39)		(.28)	(.38)
Net realized and unrealized gain (loss)	3.89		(1.87)	(3.94)
Total from investment operations	3.50		(2.15)	(4.32)
Distributions from:
Net realized gain	—		—	(.41)
Total distributions	—		—	(.41)
Total increase (decrease) in net asset value	3.50		(2.15)	(4.73)
Net asset value, ending	$21.55		$18.05	$20.20

Total return*	19.39%		(10.64%)	(17.62%)
Ratios to average net assets: A
Net investment income (loss)	(1.87%)		(1.75%)	(.157%)
Total expenses	2.54%		2.71%	2.42%
Expenses before offsets	2.54%		2.71%	2.42%
Net expenses	2.54%		2.70%	2.42%
Portfolio turnover	87%		72%	49%
Net assets, ending (in thousands)	$9,449		$8,287	$10,252

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013	(z)	2012 (z)	2011 (z)
Net asset value, beginning	$34.18		$27.94	$26.59
Income from investment operations:
Net investment income (loss)	.05		(.05)	(.06)
Net realized and unrealized gain (loss)	4.09		8.22	1.41
Total from investment operations	4.14		8.17	1.35
Distributions from:
Net realized gain	(1.93)		(1.93)	—
Total distributions	(1.93)		(1.93)	—
Total increase (decrease) in net asset value	2.21		6.24	1.35
Net asset value, ending	$36.39		$34.18	$27.94

Total return*	12.81%		30.00%	5.08%
Ratios to average net assets: A
Net investment income (loss)	.28	% (a)	(.16%)	(.20%)
Total expenses	.87	% (a)	.88%	.99%
Expenses before offsets	.86	% (a)	.86%	.86%
Net expenses	.86	% (a)	.86%	.86%
Portfolio turnover	36%		63%	65%
Net assets, ending (in thousands)	$98,408		$83,181	$21,144

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2010		2009	2008
Net asset value, beginning	$21.89		$24.06	$29.16
Income from investment operations:
Net investment income	(.04)		.02	**
Net realized and unrealized gain (loss)	4.74		(2.19)	(4.96)
Total from investment operations	4.70		(2.17)	(4.96)
Distributions from:
Net realized gain	—		—	(.41)
Total distributions	—		—	(.41)
Total increase (decrease) in net asset value	4.70		(2.17)	(5.10)
Net asset value, ending	$26.59		$21.89	$24.06

Total return*	21.47%		(9.02%)	(16.31%)
Ratios to average net assets: A
Net investment income	(.19%)		.10%	.01%
Total expenses	1.12%		1.28%	1.18%
Expenses before offsets	.86%		.86%	.87%
Net expenses	.86%		.86%	.86%
Portfolio turnover	87%		72%	49%
Net assets, ending (in thousands)	$7,138		$3,837	$3,573

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013	(z)	2012 (z)	2011	(z) #
Net asset value, beginning	$31.56		$26.03	$29.79
Income from investment operations:
Net investment income (loss)	(.03)		(.18)	(.15)
Net realized and unrealized gain (loss)	3.76		7.64	(3.61)
Total from investment operations	3.73		7.46	(3.76)
Distributions from:
Net realized gain	(1.93)		(1.93)	—
Total distributions	(1.93)		(1.93)	—
Total increase (decrease) in net asset value	1.80		5.53	(3.76)
Net asset value, ending	$33.36		$31.56	$26.03

Total return*	12.56%		29.45%	(12.62%)
Ratios to average net assets: A
Net investment income (loss)	(.17	%) (a)	(.59%)	(.74	%) (a)
Total expenses	1.37	% (a)	1.29%	1.49	% (a)
Expenses before offsets	1.31	% (a)	1.29%	1.44	% (a)
Net expenses	1.31	% (a)	1.29%	1.44	% (a)
Portfolio turnover	36%		63%	65	%***
Net assets, ending (in thousands)	$11,463		$8,071	$7,968

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

*** Portfolio turnover is not annualized for periods of less than one year.

# From January 31, 2011, inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

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STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

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In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one, three- and five-year periods ended June 30, 2012. The data also indicated that the Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2012. Based upon its review, the Board concluded that the Fund’s performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and

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total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for some classes and that the Advisor had reimbursed a portion of the Fund’s expenses for one share class. The Board noted the Advisor’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board also noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the high quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed a portion of the Fund’s expenses for one share class. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for some classes. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor pro-

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vided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor

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has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the Fund’s performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
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Branch Office
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Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices. Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets

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CALVERT INTERNATIONAL
OPPORTUNITIES FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 MONTHS	12 MONTHS
	ENDED	ENDED
	3/31/13	3/31/13
Class A	11.27%	13.89%
Class C	10.80%	12.82%
Class I	11.60%	14.38%
Class Y	11.51%	14.18%

MSCI EAFE Small/
Mid Cap Index	13.94%	12.41%

Lipper International
Small/Mid Cap
Core Funds Average	12.81%	10.46%

CALVERT INTERNATIONAL
OPPORTUNITIES FUND
MARCH 31, 2013
TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
GAM Holding AG	1.9%
Catlin Group Ltd.	1.8%
Industrivarden AB	1.6%
Koninklijke Ahold NV	1.6%
Cie Generale des Etablissements
Michelin	1.5%
Daiseki Co. Ltd.	1.5%
D/S Norden A/S	1.5%
Namco Bandai Holdings, Inc.	1.4%
William Morrison Supermarkets plc	1.4%
Rhoen Klinikum AG	1.4%
Total	15.6%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	15.5%
Consumer Staples	7.0%
Energy	2.4%
Financials	27.4%
Health Care	5.6%
Industrials	21.2%
Information Technology	8.9%
Materials	4.6%
Short-Term Investments	5.1%
Telecommunication Services	1.6%
Utilities	0.7%
Total	100%

Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

In a reversal of a multi-year trend, value stocks significantly outperformed growth stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer Discretionary were the top-performing sectors, while the Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However, political dysfunction quickly returned to the forefront as U.S. policymakers were unable to reach a deal to avoid sequestration, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.” Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits and housing starts, which all increased through the first half of the fiscal year. At the same time, the inventory

CALVERT INTERNATIONAL
OPPORTUNITIES FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS

CLASS A SHARES	(with max. load)
One year	8.51%
Five year	-0.53%
Since inception (5/31/2007)	-1.63%

CLASS C SHARES	(with max. load)
One year	11.82%
Five year	-0.38%
Since inception (7/31/2007)	-1.34%

CLASS I SHARES
One year	14.38%
Five year	0.89%
Since inception (5/31/2007)	-0.36%

CLASS Y SHARES*
One year	14.18%
Five year	0.65%
Since inception (5/31/2007)	-0.64%

*Calvert International Opportunities Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

of homes for sale continued to tighten, helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The marginal advance in the fourth quarter was attributed to a significant decline in government

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.35%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earnings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confidence reached its highest level in five years while consumer spending also improved, giving us confidence that U.S. equity markets can continue to perform well in the long run.

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and manufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

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Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past several months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,112.69	$8.74
Hypothetical	$1,000.00	$1,016.65	$8.35
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,108.02	$13.14
Hypothetical	$1,000.00	$1,012.47	$12.54
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,116.03	$6.33
Hypothetical	$1,000.00	$1,018.95	$6.04
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,115.06	$7.44
Hypothetical	$1,000.00	$1,017.90	$7.09
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.66%, 2.50%, 1.20%, and 1.41% for Class A, Class C , Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS
MARCH 31, 2013

EQUITY SECURITIES - 95.1%	SHARES	VALUE
Australia - 1.3%
Crown Ltd.	65,571	$840,841

Austria - 2.7%
AMAG Austria Metall AG (e)	11,840	364,890
EVN AG	32,300	468,683
IMMOFINANZ AG*	100,972	383,140
Wienerberger AG	44,026	525,085
		1,741,798

Belgium - 2.0%
Befimmo SCA Sicafi	6,306	401,516
NV Bekaert SA	31,323	867,987
		1,269,503

Brazil - 1.2%
All America Latina Logistica SA	75,114	376,250
GP Investments Ltd. (BDR)*	90,080	224,714
Totvs SA	7,524	154,633
		755,597

China - 1.2%
Mindray Medical International Ltd. (ADR)	12,060	481,676
Prince Frog International Holdings Ltd.	573,011	294,528
		776,204

Denmark - 1.5%
D/S Norden A/S	28,634	922,325

Finland - 0.9%
Ramirent Oyj	62,102	588,519

France - 5.1%
Cie Generale des Etablissements Michelin	11,449	959,283
Eutelsat Communications SA	10,548	372,546
Nexans SA	12,980	597,367
Societe Television Francaise 1	56,834	638,214
Vallourec SA	14,557	700,974
		3,268,384

Germany - 8.7%
Hugo Boss AG	4,736	531,644
Jungheinrich AG, Preferred	16,317	686,933
Krones AG	11,154	792,340
KUKA AG*	12,123	529,750
Leoni AG	17,234	668,552
Rational AG	1,814	545,885
Rhoen Klinikum AG	40,870	868,825

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Germany - Cont’d
Wacker Neuson SE	32,163	$466,489
Wirecard AG	16,079	444,944
		5,535,362

Hong Kong - 0.5%
Digital China Holdings Ltd.	155,105	209,400
Fook Woo Group Holdings Ltd. (b)*	1,776,000	93,828
		303,228

Italy - 3.1%
Banca Generali SpA	21,424	407,156
Buzzi Unicem SpA	53,021	816,330
Piaggio & C SpA	142,878	366,939
Prysmian SpA	18,949	390,535
		1,980,960

Japan - 24.6%
Amada Co. Ltd.	73,000	488,375
Aozora Bank Ltd.	296,528	832,625
Azbil Corp.	36,300	763,682
Chugoku Marine Paints Ltd.	112,000	593,236
Credit Saison Co. Ltd.	24,802	618,335
Daiichikosho Co. Ltd.	13,124	352,179
Daiseki Co. Ltd	55,100	927,710
Doshisha Co. Ltd	56,000	805,871
FamilyMart Co. Ltd	9,129	422,369
Hogy Medical Co. Ltd	9,100	496,522
Hokuto Corp.	45,600	848,756
Horiba Ltd	15,700	480,752
Makita Corp.	12,570	571,546
Namco Bandai Holdings, Inc	51,300	908,472
Nitori Holdings Co. Ltd.	4,650	356,094
Ono Pharmaceutical Co. Ltd.	13,800	841,034
Secom Co. Ltd.	16,500	851,149
Stanley Electric Co. Ltd.	40,037	705,608
Star Micronics Co. Ltd.	59,100	583,331
Tatsuta Electric Wire and Cable Co. Ltd	73,909	419,777
The Bank of Yokohama Ltd	139,300	807,472
Tokyo Electron Ltd	12,700	562,598
Toyota Industries Corp	20,900	762,465
Yamaha Corp.	70,000	695,384
		15,695,342

Malaysia - 0.8%
PureCircle Ltd.*	133,515	519,004

Netherlands - 4.6%
Delta Lloyd NV	26,994	463,791
Koninklijke Ahold NV	64,723	993,589
Koninklijke DSM NV	12,919	753,319
Wereldhave NV	10,645	737,182
		2,947,881

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Norway - 2.7%
Aker ASA	11,899	$446,786
Awilco LNG AS*	29,534	69,119
Electromagnetic GeoServices ASA*	269,011	399,884
Golar LNG Ltd	4,986	184,283
Opera Software ASA	91,640	584,485
		1,684,557

Panama - 1.2%
Banco Latinoamericano de Exportaciones SA	30,042	743,239

Puerto Rico - 0.9%
Oriental Financial Group, Inc	36,132	560,407

Russia - 0.5%
Eurasia Drilling Co. Ltd. (GDR)	9,115	323,583

Singapore - 0.7%
Ascendas India Trust	657,500	437,238

South Africa - 0.9%
African Bank Investments Ltd	90,437	298,583
Foschini Group Ltd.	22,727	279,429
		578,012

South Korea - 4.6%
Daum Communications Corp.	3,753	309,321
DGB Financial Group, Inc.	51,520	777,940
Dongbu Insurance Co. Ltd.*	6,344	260,009
Mando Corp.	2,687	282,562
NongShim Co. Ltd.	1,782	499,716
Samsung Card Co. Ltd.	22,030	783,109
		2,912,657

Sweden - 2.7%
Industrivarden AB, C Shares	54,882	1,001,077
Intrum Justitia AB	36,915	715,363
		1,716,440

Switzerland - 4.1%
GAM Holding AG*	69,464	1,177,356
Nobel Biocare Holding AG*	42,973	431,114
Sonova Holding AG*	4,114	494,836
Valiant Holding AG*	5,939	529,960
		2,633,266

Taiwan - 0.6%
Hiwin Technologies Corp	31,076	231,752
Synnex Technology International Corp.	91,659	167,976
		399,728

United Arab Emirates - 0.9%
Polarcus Ltd.*	523,042	573,037

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
United Kingdom - 17.1%
Admiral Group plc	13,030	$263,542
Anite plc	181,378	346,195
Ashtead Group plc	96,081	855,670
Beazley plc	236,767	750,316
Catlin Group Ltd	146,809	1,161,425
Close Brothers Group plc	37,400	597,431
Colt Group SA*	244,770	468,306
Debenhams plc	280,944	353,224
Dialight plc	18,302	359,889
Inmarsat plc	52,809	563,320
International Personal Finance plc	85,276	576,219
Investec plc	118,191	823,755
Jupiter Fund Management plc	77,124	383,649
Lancashire Holdings Ltd.	10,225	125,607
Michael Page International plc	62,800	402,223
Monitise plc*	521,124	292,781
NCC Group plc	191,618	410,257
Paragon Group of Co.’s plc	82,112	403,599
Provident Financial plc	21,564	512,114
Synthomer plc	118,671	387,061
William Morrison Supermarkets plc	209,698	879,465
		10,916,048

Total Equity Securities (Cost $53,852,711)		60,623,160

	PRINCIPAL
TIME DEPOSIT - 5.1%	AMOUNT
State Street Bank Time Deposit, 0.12%, 4/1/13	$3,280,951	3,280,951

Total Time Deposit (Cost $3,280,951)		3,280,951

TOTAL INVESTMENTS (Cost $57,133,662) - 100.2%		63,904,111
Other assets and liabilities, net - (0.2%)		(140,913)
NET ASSETS - 100%		$63,763,198

(b) This security was valued by the Board of Directors. See Note A.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts
BDR: Brazilian Depositary Receipts
GDR: Global Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2013

ASSETS
Investments in securities, at value (Cost $57,133,662) - see accompanying schedule	$63,904,111
Cash denominated in foreign currencies (Cost $69,907)	69,804
Receivable for securities sold	1,321,517
Receivable for shares sold	427,612
Dividends and tax reclaim receivable	358,178
Other assets	17,351
Total assets	66,098,573

LIABILITIES
Payable for securities purchased	2,175,086
Payable for shares redeemed	49,685
Payable to Calvert Investment Management, Inc	51,588
Payable to Calvert Investment Administrative Services, Inc.	14,362
Payable to Calvert Investment Services, Inc	1,804
Payable to Calvert Investment Distributors, Inc.	9,735
Net unrealized depreciation on foreign currency spot contracts	449
Accrued expenses and other liabilities	32,666
Total liabilities	2,335,375

NET ASSETS	$63,763,198

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $.01 par value shares authorized:
Class A: 2,593,499 shares outstanding	$34,968,742
Class C: 206,008 shares outstanding	2,562,192
Class I: 1,578,934 shares outstanding	21,034,110
Class Y: 270,232 shares outstanding	3,252,391
Undistributed net investment income (loss)	(24,194)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	(4,800,181)
Net unrealized appreciation (depreciation) on investments, foreign currencies and
assets and liabilities denominated in foreign currencies	6,770,138

NET ASSETS	$63,763,198

NET ASSET VALUE PER SHARE:
Class A (based on net assets of $35,900,790)	$13.84
Class C (based on net assets of $2,804,724)	$13.61
Class I (based on net assets of $21,494,338)	$13.61
Class Y (based on net assets of $3,563,346)	$13.19

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $31,482)	$571,827
Interest income	917
Total investment income	572,744

Expenses:
Investment advisory fee	177,743
Transfer agency fees	56,863
Distribution Plan expenses:
Class A	37,954
Class C	12,899
Directors’ fees and expenses	2,638
Administrative fees	70,470
Accounting fees	3,705
Custodian fees	69,025
Registration fees	21,183
Reports to shareholders	12,829
Professional fees	12,322
Miscellaneous	8,434
Total expenses	486,065
Reimbursement from Advisor:
Class A	(79,022)
Class C	(10,794)
Class I	(15,559)
Class Y	(8,255)
Fees waived	(4,363)
Fees paid indirectly	(342)
Net expenses	367,730

NET INVESTMENT INCOME	205,014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,069,015
Foreign currency transactions	(1,931)
1,067,084

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	3,464,663
Assets and liabilities denominated in foreign currencies	270
3,464,933

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,532,017

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,737,031

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$205,014	$405,464
Net realized gain (loss)	1,067,084	2,116,293
Change in unrealized appreciation (depreciation)	3,464,933	3,928,195

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,737,031	6,449,952

Distributions to shareholders from:
Net investment income:
Class A shares	(359,073)	(280,956)
Class C shares	(3,522)	(1,891)
Class I shares	(133,159)	(52,830)
Class Y shares	(25,865)	(15,544)
Total distributions	(521,619)	(351,221)

Capital share transactions:
Shares sold:
Class A shares	7,424,817	6,153,061
Class C shares	293,613	496,718
Class I shares	13,586,765	4,346,352
Class Y shares	1,741,704	426,350
Reinvestment of distributions:
Class A shares	322,641	245,600
Class C shares	2,962	1,463
Class I shares	133,160	52,830
Class Y shares	15,336	10,070
Redemption fees:
Class A shares	2	900
Class Y shares	—	20
Shares redeemed:
Class A shares	(2,104,592)	(8,419,568)
Class C shares	(117,940)	(320,860)
Class I shares	(1,828,160)	(725,277)
Class Y shares	(100,182)	(586,431)
Total capital share transactions	19,370,126	1,681,228

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,585,538	7,779,959

NET ASSETS
Beginning of period	40,177,660	32,397,701
End of period (including distributions in excess of net investment income and undistributed net investment income of $24,194
and $292,411, respectively)	$63,763,198	$40,177,660

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2013	2012
Shares sold:
Class A shares	550,982	527,829
Class C shares	22,770	42,932
Class I shares	1,000,774	364,209
Class Y shares	139,733	39,290
Reinvestment of distributions:
Class A shares	24,629	23,214
Class C shares	229	141
Class I shares	10,347	5,094
Class Y shares	1,230	1,005
Shares redeemed:
Class A shares	(159,400)	(726,250)
Class C shares	(9,119)	(28,402)
Class I shares	(140,963)	(63,421)
Class Y shares	(7,889)	(54,993)
Total capital share activity	1,433,323	130,648

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert International Opportunities Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

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The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, securities valued at $93,828, or 0.1% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities*	$60,529,332	—	$93,828		$60,623,160
Other debt obligations	—	$3,280,951	—		3,280,951
TOTAL	$60,529,332	$3,280,951	$93,828	**	$63,904,111

* For further breakdown of equity securities by country, please refer to the Schedule of Investments.

** Level 3 securities represent 0.1% of net assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income,

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which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. For the six months ended March 31, 2013, the Advisor voluntarily waived $4,363 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.66%, 2.50%, 1.20%, and 1.41% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, C, and Y shares and .15% for Class I shares, based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.

CID received $9,558 as its portion of the commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $10,017 for the six months ended March 31, 2013. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $26,869,186 and $9,144,101, respectively.

CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-17	($710,228)
30-Sep-18	(4,754,491)
30-Sep-19	(69,673)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years. Losses incurred in pre-enactment taxable years can be utilized until expiration.

As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$7,629,335
Unrealized (depreciation)	(1,463,771)
Net unrealized appreciation/(depreciation)	$6,165,564

Federal income tax cost of investments	$57,738,548

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2013.

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NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2013	(z)	2012	2011
Net asset value, beginning	$12.59		$10.57	$12.43
Income from investment operations:
Net investment income	.05		.13	.10
Net realized and unrealized gain (loss)	1.36		2.01	(1.93)
Total from investment operations	1.41		2.14	(1.83)
Distributions from:
Net investment income	(.16)		(.12)	(.03)
Total distributions	(.16)		(.12)	(.03)
Total increase (decrease) in net asset value	1.25		2.02	(1.86)
Net asset value, ending	$13.84		$12.59	$10.57

Total return*	11.27%		20.52%	(14.78%)
Ratios to average net assets:A
Net investment income	.69	% (a)	1.10%	.68%
Total expenses	2.20	% (a)	2.35%	2.21%
Expenses before offsets	1.66	% (a)	1.66%	1.66%
Net expenses	1.66	% (a)	1.66%	1.66%
Portfolio turnover	20%		56%	126%
Net assets, ending (in thousands)	$35,901		$27,406	$24,874

			YEARS ENDED
	SEPTEMBER 30		SEPTEMBER 30,	SEPTEMBER 30,
CLASS A SHARES	2010	(z)	2009 (z)	2008 (z)
Net asset value, beginning	$11.40		$11.50	$15.32
Income from investment operations:
Net investment income	.06		.06	.17
Net realized and unrealized gain (loss)	.97		(.10)	(3.99)
Total from investment operations	1.03		(.04)	(3.82)
Distributions from:
Net investment income			(.06)	—
Net realized gain	—		**	—
Total from distributions	—		(.06)	—
Total increase (decrease) in net asset value	1.03		(.10)	(3.82)
Net asset value, ending	$12.43		$11.40	$11.50

Total return*	9.04%		(.16%)	(24.93%)
Ratios to average net assets:A
Net investment income	.48%		.63%	1.22%
Total expenses	2.27%		2.70%	2.81%
Expenses before offsets	1.66%		1.67%	1.68%
Net expenses	1.66%		1.67%	1.66%
Portfolio turnover	44%		98%	29%
Net assets, ending (in thousands)	$30,062		$21,328	$16,710

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2013	(z)	2012	2011
Net asset value, beginning	$12.30		$10.32	$12.20
Income from investment operations:
Net investment income (loss)	(.01)		.04	(.01)
Net realized and unrealized gain (loss)	1.34		1.95	(1.87)
Total from investment operations	1.33		1.99	(1.88)
Distributions from:
Net investment income	(.02)		(.01)	—
Total distributions	(.02)		(.01)	—
Total increase (decrease) in net asset value	1.31		1.98	(1.88)
Net asset value, ending	$13.61		$12.30	$10.32

Total return*	10.80%		19.31%	(15.41%)
Ratios to average net assets:A
Net investment income (loss)	(.21	%) (a)	.30%	(.13%)
Total expenses	3.36	% (a)	3.65%	3.48%
Expenses before offsets	2.50	% (a)	2.50%	2.50%
Net expenses	2.50	% (a)	2.50%	2.50%
Portfolio turnover	20%		56%	126%
Net assets, ending (in thousands)	$2,805		$2,363	$1,831

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS C SHARES	2010	(z)	2009 (z)	2008 (z)
Net asset value, beginning	$11.29		$11.39	$15.30
Income from investment operations:
Net investment income (loss)	(.03)		(.02)	.09
Net realized and unrealized gain (loss)	.94		(.08)	(4.00)
Total from investment operations	.91		(.10)	(3.91)
Distributions from:
Net realized gain	—		**	—
Total from distributions	—		**	—
Total increase (decrease) in net asset value	.91		(.10)	(3.91)
Net asset value, ending	$12.20		$11.29	$11.39

Total return*	8.06%		(.82%)	(25.56%)
Ratios to average net assets:A
Net investment income (loss)	(.25%)		(.19%)	.67%
Total expenses	3.88%		5.38%	7.55%
Expenses before offsets	2.50%		2.51%	2.52%
Net expenses	2.50%		2.51%	2.50%
Portfolio turnover	44%		98%	29%
Net assets, ending (in thousands)	$1,744		$823	$620

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2013	(z)	2012	2011
Net asset value, beginning	$12.37		$10.36	$12.17
Income from investment operations:
Net investment income	.11		.21	.15
Net realized and unrealized gain (loss)	1.31		1.93	(1.88)
Total from investment operations	1.42		2.14	(1.73)
Distributions from:
Net investment income	(.18)		(.13)	(.08)
Total distributions	(.18)		(.13)	(.08)
Total increase (decrease) in net asset value	1.24		2.01	(1.81)
Net asset value, ending	$13.61		$12.37	$10.36

Total return*	11.60%		20.89%	(14.32%)
Ratios to average net assets:A
Net investment income	1.68	% (a)	1.76%	1.11%
Total expenses	1.51	% (a)	1.70%	1.54%
Expenses before offsets	1.20	% (a)	1.20%	1.20%
Net expenses	1.20	% (a)	1.20%	1.20%
Portfolio turnover	20%		56%	126%
Net assets, ending (in thousands)	$21,494		$8,771	$4,174

			YEARS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS I SHARES	2010	(z)	2009 (z)	2008 (z)
Net asset value, beginning	$11.32		$11.58	$15.35
Income from investment operations:
Net investment income	.10		.09	.25
Net realized and unrealized gain (loss)	.95		(.14)	(4.02)
Total from investment operations	1.05		(.05)	(3.77)
Distributions from:
Net investment income	(.20)		(.21)	—
Net realized gain	—		**	—
Total from distributions	(.20)		(.21)	—
Total increase (decrease) in net asset value	.85		(.26)	(3.77)
Net asset value, ending	$12.17		$11.32	$11.58

Total return*	9.42%		.26%	(24.56%)
Ratios to average net assets:A
Net investment income	.90%		1.03%	1.72%
Total expenses	1.73%		2.11%	2.26%
Expenses before offsets	1.20%		1.21%	1.22%
Net expenses	1.20%		1.21%	1.20%
Portfolio turnover	44%		98%	29%
Net assets, ending (in thousands)	$4,190		$3,712	$3,533

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES	2013	(z)	2012	2011
Net asset value, beginning	$11.94		$10.00	$11.72
Income from investment operations:
Net investment income	.06		.15	.13
Net realized and unrealized gain (loss)	1.31		1.90	(1.83)
Total from investment operations	1.37		2.05	(1.70)
Distributions from:
Net investment income	(.12)		(.11)	(.02)
Total distributions	(.12)		(.11)	(.02)
Total increase (decrease) in net asset value	1.25		1.94	(1.72)
Net asset value, ending	$13.19		$11.94	$10.00

Total return*	11.51%		20.69%	(14.52%)
Ratios to average net assets:A
Net investment income	.98	% (a)	1.36%	1.04%
Total expenses	2.03	% (a)	2.49%	2.68%
Expenses before offsets	1.41	% (a)	1.41%	1.41%
Net expenses	1.41	% (a)	1.41%	1.41%
Portfolio turnover	20%		56%	126%
Net assets, ending (in thousands)	$3,563		$1,638	$1,519

			PERIODS ENDED
			SEPTEMBER 30,	SEPTEMBER 30,
CLASS Y SHARES			2010 (z)	2009	#(z)
Net asset value, beginning			$11.50	$8.67
Income from investment operations:
Net investment income			.10	.13
Net realized and unrealized gain (loss)			.90	2.70
Total from investment operations			1.00	2.83
Distributions from:
Net investment income			(.78)	—
Net realized gain			—	**
Total from distributions			(.78)	**
Total increase (decrease) in net asset value			.22	2.83
Net asset value, ending			$11.72	$11.50

Total return*			9.18%	32.71%
Ratios to average net assets:A
Net investment income			.96%	1.56	% (a)
Total expenses			4.73%	21.67	% (a)
Expenses before offsets			1.41%	1.42	% (a)
Net expenses			1.41%	1.41	% (a)
Portfolio turnover			44%	90%
Net assets, ending (in thousands)			$944	$112

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From October 31, 2008 inception.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees,

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shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 11, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and each Subadvisor.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund ‘s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement with the applicable Subadvisor. Prior to voting, the disinterested Directors reviewed the proposed con-

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tinuance of the Investment Advisory Agreement and each Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisors and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison

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of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer group for the one- and five-year periods ended June 30, 2012 and below the median of its peer group for the three-year period ended June 30, 2012. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2012 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2012. The Board took into account management’s discussion of the Fund’s recent outperformance. The Board also noted that the Subadvisors had begun managing the Fund in September 2011. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and that total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an overall reduction in the transfer agency fees across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subad-visory fees to the Subadvisors. Based upon its review, the Board concluded that the

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Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating each of the Investment Subadvisory Agreements, the disinterested Directors reviewed information provided by the Subadvisors relating to their respective operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisors provided biographical information on portfolio management and other professional staff, performance information for themselves, and descriptions of their respective investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each of the Subadvisors based on a number of factors relating to each Subadvisor’s ability to perform under the respective Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor’s management style and long-term performance record; each Subadvisor’s performance in employing its investment strategies; each Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of each Subadvisor’s personnel; each Subadvisor’s financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement; each Subadvisor’s risk management processes; each Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by each Subadvisor under the respective Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2012 as compared to the Fund’s peer group and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisors.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the Fund, the Board noted that

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the subadvisory fees under each Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate each Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. Based upon its review, the Board determined that the subadvisory fees were reasonable. Because the Advisor pays the Subadvisors’ subadvisory fees and the subadvisory fees were negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisors and the profitability to the Subadvisors of their relationships with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that each Subadvisor’s subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and each Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) each Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and each Subadvisor maintain appropriate compliance programs; (d) each Subadvisor is likely to execute its investment strategies consistently over time; (e) the Fund’s overall performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Fund ‘s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and each Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and each Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

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(24 hours, 7 days a week)
800-368-2745

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Shareholders: 800-368-2745
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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Calvert Emerging Markets Equity Fund

Important Survey!
Share your feedback on the Calvert mutual funds by visiting www.tellcalvert.com starting June 17. More details about this brief survey on the next page.

Semi-Annual Report
March 31, 2013

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INVESTMENTS

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Extending the Environmental, Social, and Governance Analytical Framework

U.S. consumers and investors are becoming more educated about how environmental, social, and governance (ESG) matters impact themselves and the economy. In fact, the increasing availability of information about ESG practices and their impacts on company performance is forcing companies to upgrade their standards and practices. Rather than risking backlash from regulators, the public, or investors, companies are now trying to manage and mitigate these risks and the potential for events such as the BP oil spill to protect their brand value and support continued consumer demand.

While this is positive for the U.S. economy as a whole, and for the companies poised to benefit from the push toward improving ESG awareness, it presents an increasingly complex investment landscape. At the same time, it also presents investors with a unique opportunity to identify and benefit from these trends.

That is why at Calvert we have developed sophisticated analytical approaches that enable our investment analysts and portfolio managers to quantify ESG issues in our valuation calculations and the buy and sell decisions of certain of our equity portfolios. This process further merges values with valuations in a way that seeks to improve investment performance and mitigate risks. To this end, we believe the ability to leverage the proprietary expertise of our investment and sustainability research teams can set Calvert apart as we strive to integrate ESG more deeply into our active portfolio management, seeking to identify those companies that manage their ESG impacts sustainably and create the most shareholder value.

Investment Climate

The six-month period ended March 31, 2013 was marked by uncertainties surrounding the U.S. presidential election and impending fiscal cliff, with equity markets ultimately benefiting from a relief rally to start 2013 as market participants responded favorably to the last-minute, short-term fiscal cliff deal. Hurricane Sandy weighed on the manufacturing sector, especially in the northeast, but improving data in the U.S. labor and housing markets and accommodative monetary policy by the Federal Reserve (Fed) helped boost investor sentiment.

There was some progress on the European policy front, but recessionary pressures in the eurozone and concerns about slower growth in China were a drag on international equity markets as the period wore on. Despite the headwinds emanating from Europe, all major global equity indices finished the first half of the fiscal year in positive territory with the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returning 10.19%, 11.10%, 14.48%, 12.18%, and 3.95%, respectively.

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CALVERT EMERGING
MARKETS EQUITY FUND
MARCH 31, 2013

INVESTMENT PERFORMANCE
(total return at NAV*)
SINCE INCEPTION
10/29/12
THROUGH
3/31/13
Class A	6.49%
Class C	6.03%
Class I	6.63%
Class Y	6.62%

MSCI Emerging Markets
Index	5.08%

Lipper Emerging Markets
Funds Average	5.94%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	22.0%
Consumer Staples	6.2%
Energy	6.7%
Exchange Traded Funds	2.7%
Financials	27.2%
Health Care	2.8%
Industrials	4.6%
Information Technology	14.2%
Materials	3.5%
Mutual Funds	3.9%
Short-Term Investments	1.3%
Utilities	4.9%
Total	100%

CALVERT EMERGING
MARKETS EQUITY FUND
MARCH 31, 2013

TEN LARGEST	% OF NET
STOCK HOLDINGS	ASSETS
Samsung Electronics Co. Ltd.	4.7%
Hyundai Motor Co.	4.3%
Sberbank of Russia (ADR)	3.9%
China Merchants Holdings
International Co. Ltd.	3.7%
Galaxy Entertainment Group Ltd.	3.7%
DataTec Ltd.	3.1%
Ping An Insurance Group
Company of China Ltd.	3.0%
Franshion Properties China Ltd.	2.9%
Hana Financial Group, Inc.	2.8%
Aygaz AS	2.7%
Total	34.8%

In a reversal of a multi-year trend, value stocks significantly outperformed growth stocks, and within the Russell 1000 Index, Financials, Industrials, and Consumer Discretionary were the top-performing sectors, while the Information Technology, Telecommunication Services, and Energy sectors lagged.

Congress Avoids Fiscal Cliff but Political Dysfunction Continues

The fiscal cliff became a major source of concern for investors as the calendar-year-end deadline approached. Despite initial positive rhetoric from policymakers, negotiations were visibly contentious before Congress reached a last-minute deal that allowed the payroll tax cut to expire and postponed most spending cuts for two months, spurring a relief rally. However,

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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political dysfunction quickly returned to the forefront as U.S. policymakers were unable to reach a deal to avoid sequestration, prompting $85 billion in automatic spending cuts to take effect. Despite renewed fiscal policy headwinds, investors looked past the federal budget sequester and focused on the gradually improving economic conditions in the United States.

Economic Recovery in the United States Continues Despite Hurricane Sandy

Despite the negative economic impact of Hurricane Sandy, other U.S. macro data were mostly positive. Vehicle sales remained strong, construction spending continued to increase, and exports from the United States reached a record high as manufacturing activity rebounded following the “superstorm.”

CALVERT EMERGING
MARKETS EQUITY FUND
MARCH 31, 2013

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max. load)
Since inception (10/29/2012)	1.02%

CLASS C SHARES	(with max. load)
Since inception (10/29/2012)	4.61%

CLASS I SHARES
Since inception (10/29/2012)	6.63%

CLASS Y SHARES
Since inception (10/29/2012)	6.62%

Our contention in the second half of 2011 that the U.S. housing sector had started to recover is now supported by multiple data points, including sales of new and existing homes as well as building permits and housing starts, which all increased through the first half of the fiscal year. At the same time, the inventory of homes for sale continued to tighten, helping push home prices higher. The decision by the U.S. Fed to purchase $40 billion of mortgage-backed securities each month in an effort to lower long-term interest rates seemed to be working as mortgage rates remained near historic lows.

The labor market continued to show signs of healing as unemployment claims maintained their downward trend and the unemployment rate fell to 7.6% as of March, although this was driven by a drop in labor force participation.

Real gross domestic product (GDP) increased at a 3.1% annualized rate in the third quarter of 2012, although this slowed to a 0.1% gain in the fourth quarter. The marginal advance in the fourth quarter was attributed to a significant decline in government spending, which offset strong gains in residential investment and capital expenditures and a 2.2% increase in consumer spending.

The third-quarter U.S. earnings season proved to be less than stellar, as reported earnings of S&P 500 companies declined 1% on a year-over-year basis. However, 67% of S&P 500 companies beat earnings expectations and 65% topped revenue forecasts for the fourth-quarter earnings season.

Overall, strong signs of recovery in the U.S. housing market, the slowly improving employment picture, a decent earnings season, and good year-to-date performance in the equity markets seemed to be having a positive impact on Americans. Consumer confi-

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GROWTH OF $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C, Y and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% or deferred sales charge, as applicable, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.95%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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dence reached its highest level in five years while consumer spending also improved, giving us confidence that U.S. equity markets can continue to perform well in the long run.

Fed Maintains Accommodative Monetary Policy as Global Monetary Easing Cycle Continues

Inflation remained tame, allowing the Fed to maintain its accommodative stance. With that said, debate appeared to be growing inside the Fed about the appropriate time to scale back the most recent round of quantitative easing. The eventuality of this scale-back triggered considerable discussion in the media around the impact of rising interest rates.

Meanwhile, Japan launched a massive easing campaign aimed at fighting deflation, which helped produce a significant run in Japanese equities.

Progress on the Policy Front, but Eurozone in Double-Dip Recession

The eurozone officially entered into a recession in late 2012 for the second time in four years. With unemployment in the euro region hitting a record high 12%, and manufacturing PMI mired deep in contraction territory, the fiscal drag in the eurozone continued to be worse than anticipated. Even core European economies were not immune to the region’s recessionary pressures. The United Kingdom had its AAA credit rating cut by Moody’s, while the United Kingdom, Germany, Spain, and Belgium reported their economies shrank in the fourth quarter.

There were some notable improvements on the European sovereign debt side, however. The European Central Bank’s pledge to buy the sovereign debt of countries under severe fiscal stress helped restore some investor confidence in the eurozone bond market.

Economic and financial crisis was averted in Cyprus as the country’s policymakers reached a deal with eurozone finance ministers and international creditors for a 10 billion euro bailout. While the last-minute deal prevented imminent defaults of the country’s major banks, it also renewed concerns about the region’s ability to resolve its sovereign debt crisis.

Signs of China’s Economic Slowdown Stabilizing

Unfortunately, recessionary pressures in Europe are also likely to continue impacting emerging market economies. However, data released during the period suggested China’s economic slowdown was stabilizing and the Chinese government’s growth-boosting measures seemed to be having the desired effect without stoking inflation fears. China’s real GDP rose 7.9% in the fourth quarter and both measures of China’s Manufacturing PMI finished the period in expansion territory.

Despite these positive data points, the Chinese economy is not out of the woods yet. China’s transition from an export-driven economy to a more consumer-driven economy will likely face significant challenges. Having said that, continued economic growth in the United States could provide a significant positive boost for the Chinese economy.

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Outlook

Equity markets started 2013 having gained a tremendous amount of ground since the depths of the financial crisis. A recovering U.S. housing market, a decline in unemployment, record-high exports, and encouraging year-end manufacturing data fueled by an attractive U.S. dollar exchange rate have all helped boost U.S. equity market sentiment. However, with the possibility of another less-than-stellar upcoming earnings season, and few positive catalysts on the near-term horizon, a short-term pull-back in equities remains a distinct possibility.

We believe the U.S. economy will be able to maintain some expansion despite the sequester. Although having a short-term negative impact on economic growth, actions that reduce spending and improve budget strength for the United States over the long term are necessary. We expect housing to continue as a major driver of the recovery, having a positive impact on economic growth and consumer confidence as well as contributing to employment in housing-related sectors, as opposed to being a drag on the economy.

At the same time, we see the eurozone’s problems continuing to drag on and negatively impacting global economic growth. We believe the consensus forecast from the past several months for a European recovery was a bit premature. Because the economic recessionary pressures in the region are so pronounced and strong--especially in peripheral Europe, with Cyprus as one example, however small--the potential default issue may continue to resurface over time, reawakening markets to that reality.

Overall, we believe 2013 could be another good year for U.S. equities as investors look past the political dysfunction in Washington and move more money into stocks as they become more comfortable with risk. Value stocks generally performed better than growth companies in the second half of 2012 and we believe that this trend may persist in 2013, as risk aversion continues to subside. We also think small-cap equities are poised to post better returns than large-caps, driven by healthy earnings and top-line results as well as global M&A activity.

May 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 to March 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/12	3/31/13	10/1/12 - 3/31/13
CLASS A
Actual	$1,000.00	$1,060.70	$9.14
Hypothetical	$1,000.00	$1,016.06	$8.95
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,056.10	$14.25
Hypothetical	$1,000.00	$1,011.07	$13.94
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,062.10	$7.35
Hypothetical	$1,000.00	$1,017.80	$7.19
(5% return per
year before expenses)

CLASS Y
Actual	$1,000.00	$1,062.00	$7.86
Hypothetical	$1,000.00	$1,017.30	$7.69
(5% return per
year before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.78%, 2.78%, 1.43%, and 1.53% for Class A, Class C , Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
MARCH 31, 2013

EQUITY SECURITIES - 91.5%	SHARES	VALUE
Brazil - 11.0%
Banco do Brasil SA	45,675	$621,806
Cia de Saneamento Basico do Estado de Sao Paulo*	13,800	659,766
Cosan Ltd.	31,000	604,500
Grendene SA	29,500	314,407
M Dias Branco SA	15,300	605,141
Petroleo Brasileiro SA, Preferred	62,100	565,147
		3,370,767

Cambodia - 2.6%
NagaCorp Ltd	946,000	799,438

China - 13.7%
China Dongxiang Group Co.	1,235,000	190,914
China Merchants Holdings International Co. Ltd.	342,000	1,123,457
Franshion Properties China Ltd.	2,750,000	892,736
Industrial & Commercial Bank of China Ltd.	859,461	602,303
Ping An Insurance Group Company of China Ltd.	119,500	926,732
Travelsky Technology Ltd	662,000	435,782
		4,171,924

Colombia - 2.7%
Pacific Rubiales Energy Corp.	38,280	807,838

Hong Kong - 7.2%
Ajisen China Holdings Ltd.	155,000	122,800
Cathay Pacific Airways Ltd.	164,000	280,564
China Mengniu Dairy Company Ltd	237,000	682,364
Galaxy Entertainment Group Ltd.*	269,000	1,122,761
		2,208,489

Hungary - 2.7%
EGIS Pharmaceuticals plc	10,951	831,480

Indonesia - 2.5%
Bank Rakyat Indonesia Persero Tbk PT	840,500	756,818

Nigeria - 1.8%
Zenith Bank plc*	4,159,403	558,785

Russia - 9.6%
AK Transneft OAO, Preferred	133	287,497
M Video OJSC	96,060	763,303
Polymetal International plc	24,629	324,053
Rosneft OAO (GDR)	47,141	359,686
Sberbank of Russia (ADR)	93,557	1,199,401
		2,933,940

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
South Africa - 4.3%
Clicks Group Ltd.	52,937	$334,605
DataTec Ltd.*	174,590	961,016
		1,295,621

South Korea - 17.0%
Hana Financial Group, Inc.	23,990	852,781
Hyundai Motor Co., Preferred	18,400	1,327,989
Samsung Electronics Co. Ltd., Preferred	1,823	1,435,330
Samsung Fire & Marine Insurance Co. Ltd.*	2,955	578,995
Shinsegae Food Co. Ltd.	3,462	290,004
Youngone Holdings Co. Ltd	9,946	691,017
		5,176,116

Taiwan - 7.0%
China Life Insurance Co. Ltd.*	587,000	588,914
Greatek Electronics, Inc.	753,000	601,846
Siliconware Precision Industries Co. (ADR)	88,000	512,160
Tong Yang Industry Co. Ltd	476,000	439,348
		2,142,268

Thailand - 2.2%
Bangkok Bank PCL	85,600	663,521

Turkey - 3.6%
Arcelik AS	38,271	274,951
Aygaz AS	139,728	837,827
		1,112,778

United Kingdom - 2.4%
Petra Diamonds Ltd.*	383,592	739,731

United States - 1.2%
Micron Technology, Inc.*	37,002	369,280

Total Equity Securities (Cost $27,177,872)		27,938,794

CLOSED-END FUNDS - 3.9%
India Fund, Inc	56,293	1,195,663

Total Closed-End Funds (Cost $1,260,363)		1,195,663

EXCHANGE TRADED FUNDS - 2.7%
iShares S&P India Nifty 50 Index Fund	34,274	822,576

Total Exchange Traded Funds (Cost $844,085)		822,576

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

	PRINCIPAL
TIME DEPOSIT - 1.3%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.12%, 4/1/13	$387,651	$387,651

Total Time Deposit (Cost $387,651)		387,651

TOTAL INVESTMENTS (Cost $29,669,971) - 99.4%		30,344,684
Other assets and liabilities, net - 0.6%		184,562
NET ASSETS - 100%		$30,529,246

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 153,167 shares outstanding		1,905,216
Class C: 980 shares outstanding		11,736
Class I: 2,235,579 shares outstanding		27,815,647
Class Y: 3,749 shares outstanding		47,904
Undistributed net investment income (loss)		(2,940)
Accumulated net realized gain (loss) on investments
and foreign currency transactions		92,577
Net unrealized appreciation (depreciation) on investments, foreign currencies
and assets and liabilities denominated in foreign currencies		659,106

NET ASSETS		$30,529,246

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,937,135)		$12.65
Class C (based on net assets of $12,443)		$12.70
Class I (based on net assets of $28,531,808)		$12.76
Class Y (based on net assets of $47,860)		$12.77

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
GDR: Global Depositary Receipts
PCL: Public Company Limited
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 14

STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 29, 2012
THROUGH MARCH 31, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $15,689)	$166,178
Interest income	276
Total investment income	166,454

Expenses:
Investment advisory fee	75,656
Transfer agency fees and expenses	21,965
Administrative fees	8,992
Distribution Plan expenses:
Class A	1,012
Class C	39
Directors’ fees and expenses	365
Custodian fees	24,242
Registration fees	25,992
Reports to shareholders	2,414
Professional fees	22,109
Accounting fees	1,340
Miscellaneous	5,553
Total expenses	189,679
Reimbursement from Advisor:
Class A	(10,112)
Class C	(13,402)
Class I	(36,642)
Class Y	(13,366)
Fees paid indirectly	(26)
Net expenses	116,131

NET INVESTMENT INCOME	50,323

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	121,831
Foreign currency transactions	(29,254)
92,577

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	660,061
Assets and liabilities denominated in foreign currencies	(955)
659,106

NET REALIZED AND UNREALIZED GAIN (LOSS)	751,683

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$802,006

See notes to financial statements.

 www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
OCTOBER 29, 2012
THROUGH
MARCH 31,
INCREASE (DECREASE) IN NET ASSETS	2013
Operations:
Net investment income	$50,323
Net realized gain (loss)	92,577
Change in unrealized appreciation (depreciation)	659,106

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	802,006

Distributions to shareholders from:
Net investment income:
Class A shares	(7,842)
Class C shares	(17)
Class I shares	(45,400)
Class Y shares	(4)
Total distributions	(53,263)

Capital share transactions:
Shares sold:
Class A shares	1,897,587
Class C shares	11,719
Class I shares	27,803,562
Class Y shares	47,900
Reinvestment of distributions:
Class A shares	7,629
Class C shares	17
Class I shares	45,400
Class Y shares	4
Shares redeemed:
Class I shares	(33,315)
Total capital share transactions	29,780,503

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,529,246

NET ASSETS
Beginning of period	—
End of period (including distributions in excess of net investment
income of $2,940)	$30,529,246

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION
OCTOBER 29, 2012
THROUGH
MARCH 31,
CAPITAL SHARE ACTIVITY	2013
Shares sold:
Class A shares	152,545
Class C shares	978
Class I shares	2,234,513
Class Y shares	3,749
Reinvestment of distributions:
Class A shares	622
Class C shares	2
Class I shares	3,670
Shares redeemed:
Class I shares	(2,604)
Total capital share activity	2,393,475

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert Emerging Markets Equity Fund (the “Fund”), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert World Values Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund commenced operations on October 29, 2012. The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below: Level 1 – quoted prices in active markets for identical securities Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Exchange traded funds and closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would

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materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At March 31, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$27,938,794	—	—	$27,938,794
Closed-end funds	1,195,663	—	—	1,195,663
Exchange traded funds	822,576	—	—	822,576
Other debt obligations	—	$387,651	—	387,651
TOTAL	$29,957,033	$387,651	—	$30,344,684

* For further breakdown of equity securities by country, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in

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accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund had an arrangement with the custodian bank whereby the custodian’s fees may have been paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits were used to reduce the Fund’s expenses. This arrangement was suspended on January 1, 2013, until further notice, due to low interest rates. Such a deposit arrangement was an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% of the average daily net assets. Under the terms of the agreement, $21,109 was payable at period end. In addition, $421 was payable at period end for operating expenses paid by the Advisor during March 2013.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2014. The contractual expense cap is 1.78%, 2.78%, 1.43%, and 1.53% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. To the extent any expense offset credits were earned, the Advisor’s obligation under the contractual limitation may have been reduced and the Advisor may have benefited from the expense offset arrangement.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Classes A, C, and Y shares and .10% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $2,579 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $360 was payable at period end.

CID received $1,614 as its portion of the commissions charged on sales of the Fund’s Class A shares for the period from the inception of the Fund through March 31, 2013.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $250 for the period from the inception of the Fund through March 31, 2013. Under the terms of the agreement, $122 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the Funds served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $35,672,006 and $6,511,511, respectively.

As of March 31, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$1,612,054
Unrealized (depreciation)	(1,000,240)
Net unrealized appreciation/(depreciation)	$611,814

Federal income tax cost of investments	$29,732,870

NOTE D — SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	MARCH 31,
CLASS A SHARES	2013	#(z)
Net asset value, beginning	$12.00
Income from investment operations:
Net investment income	.01
Net realized and unrealized gain (loss)	.77
Total from investment operations	.78
Distributions from:
Net investment income	(.13)
Total distributions	(.13)
Total increase (decrease) in net asset value	.65
Net asset value, ending	$12.65

Total return*	6.49%
Ratios to average net assets:A
Net investment income	.20	% (a)
Total expenses	4.28	% (a)
Expenses before offsets	1.78	% (a)
Net expenses	1.78	% (a)
Portfolio turnover	34%
Net assets, ending (in thousands)	$1,937

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	MARCH 31,
CLASS C SHARES	2013	#(z)
Net asset value, beginning	$12.00
Income from investment operations:
Net investment income (loss)	(.03)
Net realized and unrealized gain (loss)	.75
Total from investment operations	.72
Distributions from:
Net investment income	(.02)
Total distributions	(.02)
Total increase (decrease) in net asset value	.70
Net asset value, ending	$12.70

Total return*	6.03%
Ratios to average net assets:A
Net investment income (loss)	(.60	%) (a)
Total expenses	349.00	% (a)
Expenses before offsets	2.78	% (a)
Net expenses	2.78	% (a)
Portfolio turnover	34%
Net assets, ending (in thousands)	$12

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	MARCH 31,
CLASS I SHARES	2013	#(z)
Net asset value, beginning	$12.00
Income from investment operations:
Net investment income	.03
Net realized and unrealized gain (loss)	.76
Total from investment operations	.79
Distributions from:
Net investment income	(.03)
Total distributions	(.03)
Total increase (decrease) in net asset value	.76
Net asset value, ending	$12.76

Total return*	6.63%
Ratios to average net assets:A
Net investment income	.65	% (a)
Total expenses	1.91	% (a)
Expenses before offsets	1.43	% (a)
Net expenses	1.43	% (a)
Portfolio turnover	34%
Net assets, ending (in thousands)	$28,532

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIOD ENDED
	MARCH 31,
CLASS Y SHARES	2013	#(z)
Net asset value, beginning	$12.00
Income from investment operations:
Net investment income (loss)	(**)
Net realized and unrealized gain (loss)	.79
Total from investment operations	.79
Distributions from:
Net investment income	(.02)
Total distributions	(.02)
Total increase (decrease) in net asset value	.77
Net asset value, ending	$12.77

Total return*	6.62%
Ratios to average net assets:A
Net investment income (loss)	(.03	%) (a)
Total expenses	506.43	% (a)
Expenses before offsets	1.53	% (a)
Net expenses	1.53	% (a)
Portfolio turnover	34%
Net assets, ending (in thousands)	$48

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

# From October 29, 2012 inception.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees,

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shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on September 11, 2012, the Board of Directors, and by a separate vote, the disinterested Directors, voted to approve an amendment to the Investment Advisory Agreement (“Advisory Agreement”) between Calvert World Values Fund, Inc. and the Advisor, that would add the Fund to the Advisory Agreement, and initially approve the Investment Subadvisory Agreement (the “Subadvisory Agreement”) between the Advisor and Hermes Investment Management Limited (the “Subadvisor”) with respect to the Fund.

In evaluating the Advisory Agreement and Subadvisory Agreement, the Board considered a variety of information relating to the Fund, the Advisor and the Subadvisor. The disinterested Directors reviewed certain information and materials prepared by the Advisor and the Subadvisor regarding various services to be provided to the Fund by the Advisor and its affiliates and the Subadvisor.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Advisory Agreement and the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed amendment to the Advisory Agreement and the Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Advisory Agreement, the Board of

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Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s proposed advisory fee; comparative fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Fund; the effect of the Fund’s potential growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other data, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board of Directors also took into account similar information provided throughout the previous year by the Advisor as well as the Board of Directors’ familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board of Directors discussed the Advisor’s effectiveness in monitoring the performance of similarly managed funds’ subadvisors and the Advisor’s timeliness in responding to performance issues with respect to those funds. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.

In considering performance, the Board took into account the Subadvisor’s performance with similarly managed accounts, noting the Subadvisor’s long-term performance record with respect to the investment strategies that it would utilize in managing the Fund. Among other performance information presented to the Board, the Directors noted that the emerging markets product currently managed by the Subadvisor had outperformed the MSCI Emerging Market Index on a gross basis for the quarter and year-to-date periods ended June 30, 2012. The Board also considered that the strategy outperformed for the one-year period after adjusting for the Fund’s proposed fees and expenses. The Board also considered the performance of the Subadvisor’s emerging markets strategy relative to its Lipper peer group for the rolling three-year periods from April 2002 through March 2012. Based on its review, the Board concluded that the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement and the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies.

In considering the Fund’s fees and expenses, the Board of Directors compared the Fund’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund’s proposed management fee and estimated total expenses, after estimated reimbursements, were generally within the range of the management fees and total expenses paid by certain comparable funds as selected by the Advisor in the materials it provided to the Board. The Board of Directors took into account that the Advisor

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had contractually agreed to impose expense limitations on all share classes of the Fund through January 31, 2014. The Board also considered the impact of the size of the Fund on the Fund’s expenses. Based upon its review, the Board of Directors determined that the proposed advisory fee was reasonable in view of the services to be provided to the Fund by the Advisor and the other factors considered.

In reviewing the anticipated profitability of the advisory fee to the Fund’s Advisor, the Board of Directors considered the fact that affiliates would be providing shareholder servicing and administrative services to the Fund for which they would receive compensation. The Board of Directors also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board of Directors noted that the Advisor had agreed to reimburse expenses of the Fund above a certain asset level. The Board of Directors also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor would pay the subadvisory fee to the Subadvisor. Based upon its review, the Board of Directors concluded that the Advisor’s anticipated level of profitability from its relationship with the Fund was reasonable.

The Board of Directors considered the effect of the Fund’s potential size and growth on its performance and expenses. The Board of Directors also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board of Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.

In approving the amendment to the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Subadvisory Agreement, the Board reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor’s operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board approved the Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor’s ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadvisor under the Subadvisory Agreement.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

As noted above, the Board considered, among other information, the performance of comparable accounts managed by the Subadvisor using investment strategies that were substantially similar to the ones the Subadvisor proposed to use in managing the Fund. The Board noted the Advisor’s expertise and resources in monitoring performance, investment style and risk-adjusted performance of other subadvisors.

In considering the cost of services to be provided by the Subadvisor and the estimated profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fees under the Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. The Board took into account the level of fees that the Subadvisor charges its existing emerging markets product. Because the Advisor would pay the Subadvisor’s subadvisory fee and had negotiated that fee at arm’s length with the Subadvisor, the costs of services to be provided by the Subadvisor and the estimated profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration.

In approving the Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor’s investment strategies are appropriate for pursuing the investment objective of the Fund; and (e) the Fund’s proposed advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that approval of the Advisory Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

www.calvert.com CALVERT EMERGING MARKETS EQUITY FUND SEMI-ANNUAL REPORT (UNAUDITED) 34

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:  May 30, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            President -- Principal Executive Officer

Date:  May 30, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:  May 30, 2013